1940 Act File No. 811-9052


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                  FORM N-2/A




                        (Check appropriate box or boxes)


[ ]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[x]      AMENDMENT NO. 1




                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC
                ------------------------------------------------
                Exact Name of Registrant as Specified in Charter




        2200 WEST MAIN STREET, SUITE 900, DURHAM, NORTH CAROLINA 27705
 ------------------------------------------------------------------------------
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)



                                 (919) 286-7000
               --------------------------------------------------
               Registrant's Telephone Number, including Area Code



 DAVID CHARLES BLIVIN, 2200 WEST MAIN STREET, SUITE 900, DURHAM, NORTH CAROLINA 27705
 ------------------------------------------------------------------------------
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC

                             CROSS REFERENCE SHEET



                                                                                 Caption in Registration
                                                                                 -----------------------
Items in Parts A and B of Form N-2                                                     Statement
----------------------------------                                                     ---------
Item 1.          Outside Front Cover                                                 Not Applicable

Item 2.          Inside Front Cover and Outside Back Cover Page                      Not Applicable

Item 3.          Fee Table and Synopsis                                              Management Expenses;
                                                                                     Not Applicable

Item 4.          Financial Highlights                                                Not Applicable

Item 5.          Plan of Distribution                                                Not Applicable

Item 6           Selling Shareholders                                                Not Applicable

Item 7.          Use of Proceeds                                                     Not Applicable

Item 8.          General Description of Registrant                                   General; The Fund; Risk Factors;
                                                                                     Investment Policy and  Strategy;
                                                                                     Industry Overview; Management of
                                                                                     the Fund; Federal Securities Acts;
                                                                                     Use of Proceeds

Item 9.          Management                                                          Board of Directors; Investment
                                                                                     Advisor; Technical and Business
                                                                                     Consultants to the Advisor;
                                                                                     Management of the Fund; Custodian;
                                                                                     Management Expenses; Summary of the
                                                                                     Operating Agreement

Item 10.         Capital Stock, Long-Term Debt, and Other Securities                 Distributions and Allocations;
                                                                                     Term; Determination of Net

                                                                                     Asset Value; Federal Income Tax
                                                                                     Aspects; Investment by Employee
                                                                                     Benefit Plans and Individual
                                                                                     Retirement Accounts; Summary of the
                                                                                     Operating Agreement

Item 11.         Default and Arrears on Senior Securities                            Not Applicable

Item 12.         Legal Proceedings                                                   Not Applicable

Item 13.         Table of Contents of the Statement of Additional                    Table of Contents
                 Information

Item 14.         Cover Page                                                          General

Item 15.         Table of Contents                                                   Table of Contents

Item 16.         General Information and History                                     General

Item 17.         Investment Objective and Policies                                   Investment Policy and Strategy;
                                                                                     Industry Overview; Management of
                                                                                     the Fund

Item 18.         Management                                                          Board of Directors; Investment
                                                                                     Advisor; Technical and Business
                                                                                     Consultants to the Advisor;
                                                                                     Management Expenses; Management of
                                                                                     the Fund; Custodian; Summary of the
                                                                                     Operating Agreement

Item 19.         Control Persons and Principal Holders of Securities                 Not Applicable

Item 20.         Investment Advisory and Other Practices                             Board of Directors; Investment
                                                                                     Advisor; Custodian; Independent
                                                                                     Accountants; Management Expenses;
                                                                                     Conflicts of Interest; Related
                                                                                     Parties and

                                                                                     Transactions with Affiliates

Item 21.         Brokerage Allocation and Other Practices                            Not Applicable

Item 22.         Tax Status                                                          Income Tax Aspects; Investment by
                                                                                     Employee Benefit Plans and
                                                                                     Individual Retirement Accounts

Item 23.         Financial Statements                                                To be filed by amendment

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
PARTS A AND B - REQUIRED INFORMATION

GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
INDUSTRY OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
INVESTMENT POLICY AND STRATEGY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
BOARD OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
INVESTMENT ADVISOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
TECHNICAL AND BUSINESS CONSULTANTS TO THE ADVISOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
DISTRIBUTIONS AND ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
MANAGEMENT EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
PRIVATE PLACEMENT STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
CONFLICTS OF INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
RELATED PARTIES AND TRANSACTIONS WITH AFFILIATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
FIDUCIARY RESPONSIBILITY OF THE ADVISOR AND THE DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
FEDERAL INCOME TAX ASPECTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
INVESTMENT BY EMPLOYEE BENEFIT PLANS AND
  INDIVIDUAL RETIREMENT ACCOUNTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
SUMMARY OF THE OPERATING AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
FEDERAL SECURITIES ACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
GLOSSARY OF TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
PART C - OTHER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
SIGNATURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
EXHIBIT INDEX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                  SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC


                                    GENERAL


         The Southeast Interactive Technology Fund I, LLC (the "Fund") is a newly organized North Carolina limited liability company which is operated as a closed-end, non-diversified management investment company. The Fund privately offered 1,000 shares of membership interest in the Fund (the "Shares") on the terms and conditions herein described (the "Offering") in accordance with Regulation D under the Securities Act of 1933, as amended (the "1933 Act"), and applicable state securities laws. Accordingly, the Fund has not and presently does not intend to register the Shares under the 1933 Act. This Registration Statement on Form N-2 (this "Registration Statement") is being filed only under the Investment Company Act of 1940, as amended (the "1940 Act" or "Investment Company Act"). The Fund has been formed to invest principally in equity and equity-related securities of technology companies located in the Southeast and involved in the fields of interactive information and visual technologies.



         The Offering resulted in the sale of 244 Shares at a price of $25,000 per Share to 168 investors who met the suitability standards set forth herein ("Investors"). Interstate/Johnson Lane Corporation (the "Selling Agent") offered and sold the Shares on a "best efforts" basis as agent for the Fund. The minimum investment was $25,000. Other registered broker-dealers may have participated in the Offering. Subscriptions for Shares were effective upon acceptance by Montrose Venture Partners, LLC, a North Carolina limited liability company which has been engaged as the investment advisor to the Fund and which is responsible for day-to-day management of the Fund's affairs (the "Advisor"). The Offering of Shares was terminated on August 31, 1995.





========================================================================================================
                                                  OFFERING            SELLING                 PROCEEDS
                                                   PRICE            COMMISSIONS (1)          TO FUND (2)
--------------------------------------------------------------------------------------------------------
  Per Share . . . . . . . . . . . . . . .     $      25,000          $     1,250          $      23,750
--------------------------------------------------------------------------------------------------------
  Total . . . . . . . . . . . . . . . . .        $6,100,000           $  305,000             $5,795,000
========================================================================================================



(1) The Fund paid the Selling Agent a sales commission equal to 5% of the proceeds of the Offering. The Selling Agent also was reimbursed for certain expenses as discussed below.

(2) Before deduction for certain organizational and offering expenses in the amount of $250,000 (including printing costs, professional fees, filing fees and other selling expenses) payable by the Fund in connection with the organization of the Fund and the Offering and before deduction of an organizational fee payable to the Advisor in the amount of one percent of the proceeds of the Offering.

         THE SHARES ARE A SPECULATIVE INVESTMENT AND THE OFFERING INVOLVED SUBSTANTIAL RISKS TO INVESTORS, INCLUDING THE RISK THAT INVESTORS MIGHT LOSE THEIR ENTIRE INVESTMENT IN THE FUND. THERE ARE SEVERE RESTRICTIONS ON TRANSFERS OF SHARES AND THERE IS NO LIQUIDITY IN THE INVESTMENT. (See "Risk Factors" and "Conflicts of Interest.")

         THE SHARES HAVE BEEN NEITHER REGISTERED WITH NOR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS ANY COMMISSION OR AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS REGISTRATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.




         The Offering was made only to persons qualifying as "Accredited Investors" pursuant to Regulation D promulgated under the 1933 Act. Even though an individual was an Accredited Investor, additional suitability requirements may have applied depending on the investor's state of residence. An Accredited Investor is any investor who falls into one of the following categories:


         (1) Any bank as defined in section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"); any insurance company as defined in section 2(13) of the 1933 Act; any investment company registered under the Investment Company Act or any business development company as defined in section 2(a)(48) of the 1940 Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (2) Any private business development company as defined in 202(a)(22) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act");

         (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (4) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

         (5) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (6) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person; or

         (7) Any entity in which all of the equity owners fall within one of the foregoing categories.

                                 RISK FACTORS


         AN INVESTMENT IN THE FUND IS SUBJECT TO ALL OF THE RISKS CUSTOMARILY ASSOCIATED WITH AN INVESTMENT IN SECURITIES. ACCORDINGLY, SHARES SHOULD BE PURCHASED ONLY BY PERSONS WHO HAVE THE RESOURCES TO ASSUME THE RISKS CHARACTERISTIC OF THIS TYPE OF INVESTMENT AND WHO CAN AFFORD TO INVEST ON A LONG-TERM BASIS. THERE CAN BE NO ASSURANCE THAT THE FUND'S PORTFOLIO INVESTMENTS WILL BE PROFITABLE OR THAT ANY DISTRIBUTIONS WILL BE MADE TO THE INVESTORS. ANY RETURNS TO THE INVESTORS WILL BE DEPENDENT UPON THE FUND'S MAKING SUCCESSFUL INVESTMENTS, OF WHICH THERE CAN BE NO ASSURANCE. THE ADVISOR, WHICH IS AFFILIATED WITH CERTAIN OF THE DIRECTORS, WILL RECEIVE SUBSTANTIAL COMPENSATION FROM THE FUND. IN ADDITION TO THE FACTORS SET FORTH ELSEWHERE HEREIN, PROSPECTIVE INVESTORS WERE ADVISED TO CAREFULLY CONSIDER THE FOLLOWING MATTERS:


NO MARKET FOR SHARES

         No Investor may sell or transfer his or her Shares without the consent of the Board of Directors. There are also additional restrictions on transfers of Shares and one cannot predict, even if a Share could be sold, what price could be obtained. Therefore, it is highly unlikely that an Investor would be able to liquidate his or her investment prior to the termination of the Fund. Also, any capital appreciation or distributions of the Fund's investments may not begin to be realized or received until many years after this Offering. The Investors under the Operating Agreement further agree not to transfer their Shares in violation of federal or state securities laws and make additional representations to that effect in their Subscription Agreements. Investors have no right to require the Fund to redeem their Shares. Investors should also note that under the Operating Agreement, the Directors are not obligated to make a "Section 754 election." (See "Federal Income Tax Aspects.") Failure to make this election prevents a proposed transferee from taking a "stepped-up" basis in the Shares, and this might have an effect on the marketability of the Shares. AN INVESTMENT IN THE FUND IS A LONG-TERM INVESTMENT. THERE IS NOT EXPECTED TO BE ANY MARKET FOR THE SHARES.

LACK OF DIVERSIFICATION

         The Fund intends to invest a majority of its assets, and may invest substantially all of its assets, in equity and equity-related securities of interactive information and visual technology companies in the Southeast ("Portfolio Companies"). As a result, an investment in the Fund will be subject to greater risk and market fluctuation than an investment in a Fund that diversifies its investments more broadly both by industry and geographic region. Because the investments of the Fund will be concentrated in a highly specialized market segment and further limited generally to one geographic region, the investment offered hereby lacks diversification of risk with respect to industry downturns, acts of God, local economic or environmental problems and other similar matters, the impact of which might be better absorbed or compensated for in a more diversified offering.

IMMEDIATE DEVALUATION

         The Fund is a newly organized, closed-end investment company with no previous operating history. The net asset value per Share immediately following the completion of the Offering will be $25,000, less the per Share commissions, fees and expenses of the Offering. Payment of the management fees to the Advisor and other operating expenses will also reduce the net asset value per Share.

RISKS OF INVESTMENT IN EMERGING TECHNOLOGY COMPANIES

         Certain interactive technology companies may be dependent on the development of new technologies and/or the application of existing or new technologies. New technologies and applications may not necessarily be generally accepted, or may be rendered obsolete by subsequent technological developments. The success of any one company may depend, in part, on its ability to develop, introduce and market products or services that meet changing user needs and that successfully anticipate or respond to technological changes on a cost effective and timely basis. There can be no assurance that the technologies of Portfolio Companies will be successfully developed into profitable products or services. A lack of compatibility with existing technology, the lack of standardization among competing technologies attempting to serve the same market, a failure to conform to accepted industry standards or obsolescence can also be significant obstacles for interactive technology companies. In particular, emerging companies may be subject to the following risks, among others:

         Consumer and Business Acceptance - In order to achieve success, interactive technology companies are dependent upon the acceptance of their new technologies by consumers and businesses. In the event that acceptance is slower than expected, interactive information and visual technology companies may be delayed in their development. Moreover, unless the products and services offered by these companies are priced appropriately, they may fail to gain acceptance by consumers and businesses.

         Limited Operating History - Many of the Fund's investments will be in smaller, dedicated technology companies which will have limited operating histories. As a result, these companies may have inexperienced management, face undeveloped or limited markets, have limited products, have no proven profit-making history, may operate at a loss or with substantial variations in operating results from period to period, have limited access to capital and/or be in the developmental stages of their businesses. There can be no assurance that any interactive technology company will be profitable or successful in implementing its business plans, or will provide any return on an investment by the Fund. Nor can there be any assurance that the Fund will not lose its entire investment in any company in which it invests.

         Proprietary Rights - Many technology companies rely on a combination of patent, copyright, trademark and trade secret protection and non-disclosure agreements to establish and protect their proprietary rights, which are frequently essential to the growth and profitability of a technology company. There can be no assurance that a particular company will be able to protect these rights or will have the financial resources to do so, or that competitors will not develop or patent technologies that are substantially equivalent or superior to a Portfolio Company's technologies. Conversely, other companies may make infringement claims against a company in which the Fund invests, which could have a material adverse effect on such company.

         Competition - The markets in which many interactive technology companies operate are extremely competitive. New technologies and improved products and services are continually being developed, rendering older technologies, products and services obsolete. Moreover, competition can result in significant downward pressure on pricing. There can be no assurance that companies in which the Fund invests will successfully penetrate their markets or establish or maintain competitive advantages.

         Leveraged Capital Structure - The companies in which the Fund proposes to invest will generally have highly leveraged capital structures, especially after the Fund's investment is made, if it is in the form of an interest bearing instrument. Should such companies suffer reduced cash flows resulting from economic downturns or other factors, the return on, or the recovery of, the Fund's investments in them may be at greater risk than would investments in less highly leveraged companies.

COMPETITION FOR INVESTMENT OPPORTUNITIES

         A large number of investors may compete for the limited number of investment opportunities which are consistent with the Fund's investment objectives. This is expected to be mitigated somewhat by the regional focus and location of the Fund. However, there is no assurance that competition for these investments will not increase over time.

LIMITED OPERATING HISTORY OF ADVISOR/DEPENDENCE ON MANAGEMENT

         While the principals of the Advisor have experience in investing and managing corporate assets and technologies, the Advisor has not previously managed a venture fund. The Advisor anticipates that the same qualities that have enabled its principals to invest and manage individual investment opportunities will allow the Advisor to invest the assets of the Fund. However, there is no assurance that this will be the case. The success of the Fund will depend largely on the capabilities of the Advisor, Montrose Venture Partners, LLC. The principals of the Advisor are W. Clay Hamner, David C. Blivin and E. Lee Bryan. (See "Strategic Focus - Management and Advisory Team.")

CONFLICTS OF INTEREST

         The Advisor and its principals will be subject to certain conflicts of interest in connection with their management of the Fund's investment activities, including without limitation the valuation of Fund investments in connection with the determination of the Advisor's management fee. (See "Conflicts of Interest.") As a result, the disinterested Directors must approve the valuation of the Fund's investments for this purpose.

UNSPECIFIED USE OF PROCEEDS

         Because the Advisor has not identified the particular investments for the net proceeds of the Offering, an Investor must rely on the ability of the Advisor, with the assistance of its business and technical consultants, to select and make investments consistent with the Fund's objectives. The Investors will not have the opportunity to evaluate individually the information used by the Advisor in making investment decisions.

RISKS FOR INDIVIDUAL RETIREMENT ACCOUNTS AND INVESTORS SUBJECT TO ERISA

         Fiduciaries of individual retirement accounts ("IRAs") or other pension, profit-sharing or employee benefit plans subject to ERISA, should consider whether an investment in the Shares satisfies the investment requirements of ERISA. In addition, tax-exempt entities should consider the unrelated business income tax implications of investing in the Fund. (See "Federal Income Tax Aspects.")

LIMITATIONS ON ACCOUNTABILITY OF THE DIRECTORS AND THE ADVISOR


         To the fullest extent permitted by law, the Operating Agreement provides that the Directors and the Advisor will not be liable, responsible or accountable to the Fund or any of the Investors for any acts or omissions within the scope of their authority as conferred upon them by the Operating Agreement or the Advisory and Management Agreement, except for acts or omissions of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct"). In a published interpretive release, the staff of the SEC announced its position that such indemnification provisions do not violate the 1940 Act if they provide a reasonable and fair means for determining whether indemnification shall be made. As a result of the indemnification provisions in the Operating Agreement, Investors may have a more limited right of action than they would have in the absence of such provisions. (See "Fiduciary Responsibility of the Directors and the Advisor.")


TAXABLE INCOME IN EXCESS OF DISTRIBUTIONS

         No distributions can be assured. Fund investments or sales of Fund assets may generate income that is taxable to the Investors, regardless of whether actual distributions are made. However, the Advisor believes that such an event is highly unlikely, and that the Fund will endeavor to make distributions to Investors sufficient to allow Investors to pay income taxes attributable to their ownership of Shares in the Fund.

LACK OF SEPARATE COUNSEL

         The Fund and the Advisor have engaged common counsel, and have not relied upon separate counsel in connection with the organization of the Fund and offering of Shares. There is, therefore, risk of a lack of independent review of the terms of the Offering.

LIABILITY OF INVESTORS

         Investors who are members of a limited liability company such as the Fund, as such, are generally not liable for the obligations of the limited liability company beyond the extent of their capital contributions and their share of undistributed profits of the Fund. However, there are certain statutory rules applicable to all limited liability companies dealing with wrongful distributions which impair the solvency of the company. For example, if an Investor has knowingly received a wrongful distribution in violation of the Operating Agreement, or the North Carolina Limited Liability Company Act, that Investor can be liable up to the amount of the wrongful distribution.

TAX CONSIDERATIONS

         Tax Law Changes - The tax effects of ownership of Shares may be altered by legislation, regulation or court decision, all of which could adversely affect the tax status of the Fund or the individual Investors.

         Fund Status - The anticipated results of an investment in the Fund are based upon the assumption that the Fund will be treated as a partnership and not as an association taxable as a corporation. The Fund has not applied and does not anticipate applying for a ruling from the Internal Revenue Service with respect to any aspects of the treatment to be accorded Investors for federal income tax purposes. If the Fund should be treated as an association taxable as a corporation for federal income tax purposes, income and losses of the Fund would be reflected and taxed on the Fund's tax return rather than being passed through to the members and all or a portion of any distributions made to the Investors would be taxed as dividends or capital gains income which would not be deductible by the Fund. See "Federal Income Tax Aspects" for a description of possible bases of challenge to the status of the Fund as a partnership.

         Allocations - The Fund's income, gains and losses will, for federal income tax purposes, be allocated among the Investors in accordance with the Operating Agreement. The Internal Revenue code of 1986, as amended (the "Code") requires that a special allocation by a partnership of income, gains or losses have "substantial economic effect." Treasury Department regulations govern the circumstances in which the allocation of the Fund's income, gains and losses will be recognized.

         Character of Investor Income or Loss - Counsel for the Fund is of the opinion that under present law an Investor's allocable share of the Fund's income or loss will more likely than not be treated as portfolio income or loss.

         Risks of Audits - The costs incurred in connection with a tax audit of the Fund and any ensuing administrative or legal proceedings may adversely affect any profitability of the Fund.

         Deductibility of Fees - The Advisor and its affiliates will receive substantial payments, fees and other compensation from the Fund. The Internal Revenue Service may scrutinize closely all of these fees and may take the position that the fees represent unreasonable expenses, capital expenditures or nondeductible distributions rather than payments for services.

         See "Federal Income Tax Aspects" with respect to the tax aspects of the Offering.

                                    THE FUND

         Southeast Interactive Technology Fund I, LLC is a newly organized closed-end, non-diversified management investment company that intends to invest in equity and equity-related securities of companies located in the Southeast and involved in the developing fields of interactive information and visual technologies. The Advisor believes the Fund offers investors a significant opportunity to invest in the role that Southeast technology companies will play in the information and visual technology industries. The Fund is organized and headquartered in North Carolina and has no operating history. The Fund's principal office is located at 2200 West Main Street, Suite 900, Durham, North Carolina 27705 and the telephone number is 919-286-7000.

                                USE OF PROCEEDS


         The net proceeds of the Offering after deducting selling commissions and organizational and offering expenses payable by the Fund were $5,795,000. Such proceeds will be invested or allocated for follow-on investments in Portfolio Companies in accordance with the Fund's investment objective and policies over a period estimated to be approximately 24 months from the Initial Closing Date. The Advisor believes this time period is appropriate because many potential Portfolio Companies will be closely-held entities in or emerging from the development stage with less than $4 million in assets and less than $2 million in capital. Consequently, extensive financial analysis and other due diligence will be required to adequately evaluate investment opportunities in these companies. Pending such an investment, the proceeds will be invested in high grade money market instruments under the management supervision of Sovereign Advisers, Inc.


         Set forth below is a table showing application of funds available upon completion of the Offering. For a description of all fees and other compensation to be paid to the Advisor, affiliates thereof, the Advisor's technical and business consultants and the Selling Agent, see "Summary of the Offering - Fees and Estimated Expenses."



                                           Subscriptions
                                           (244 Shares)
                                           ------------
Gross Offering Proceeds (1)                $6,100,000       100.00%

Sales Commissions (2)                         305,000         5.00%
                                           ----------       -------

                                            5,795,000        95.00%

Organizational Fee (3)                         61,000         1.00%

Organizational and Offering
  Expenses (4)                                250,000         4.10%
                                           ----------       -------

Net Proceeds Available for Investment      $5,484,000        89.90%




(1)      244 Shares were offered at a price of $25,000 per Share.

(2) The Fund paid the Selling Agent a sales commission of five percent (5%) of the gross proceeds of the Offering.

(3) The Fund paid the Advisor a fee equal to one percent (1%) of the gross proceeds of the Offering in return for the Advisor's services in structuring and organizing the Fund.


(4) These expenses include out-of-pocket expenses incurred in connection with the organization of the Fund and offering and selling expenses, including legal, accounting and printing costs; filing and qualification fees; disbursements of the Advisor and the Selling Agent; and reimbursements to the Advisor for expenses incurred while engaged in organizing the Fund.

                               INDUSTRY OVERVIEW

         The Advisor believes that the shift taking place from analog to digital technologies is creating a convergence of industries involving computers, telecommunications, publishing, television, entertainment, catalog shopping, consumer electronics and information services. These industries are coming together in what is being called the Interactive Age by many commentators and will create an industry where the eventual winners will deliver many or all of these products through their fully integrated delivery systems. The start of this can be seen by the number of alliances being formed between previously separate industry leaders. Examples of this include the alliances between phone and cable companies, cable and home shopping, on-line services and television, computer software and catalog shopping, computers and publishing, etc. The convergence of technologies enabling this new environment includes:

         The Information Highway - Visual information (i.e., television, graphics, animation) requires large volumes of data for storage, processing and transmission. Ten years ago, 9,600 bits per second was the standard dial phone speed, acceptable for fax transmission but far too slow for video. The information highway allows bandwidths of up to 155,000,000 bits per second. Fiber-optic bundles and digital satellites create a worldwide network for the transmission of voluminous data in any format.

         CD-ROM/CD-I - CD-ROM laser/disc technology and industry standards now permit a complete encyclopedia including video clips to be stored on a disc smaller than a 45-RPM record. CD-I enables this basic technology to be used on a television set with an adapter called a "set-top," bringing the power of the computer into the television set.

         Computers - The most rapid growth in computers today is in the area of systems offering interactive multimedia. These new systems and their retrofitted cousins enable the user to create and retrieve information in text, video and audio formats.

         Television - Television sets have accommodated electronic video game playing devices for almost a decade. New television and set-top technologies permit television to closely parallel computers in the utilization of interactive multimedia. This enables noncomputer users to avail themselves of the powerful learning techniques heretofore limited to computer users.

         These converging technologies are also facilitating the expansion of technologies to worldwide markets. Lesser developed countries, through the existence of satellite technology, are able to leap-frog much of the infrastructure investment previously required. As a result, the previous barriers to the worldwide market for these technologies are quickly diminishing. Linkage technologies that previously may have addressed one or two of the above industries can now be leveraged across the entire converged industry and across a worldwide market place. This development is expected to present attractive investment opportunities for long-term capital appreciation. The Advisor anticipates that the evolution of these technologies will create an opportunity for development of interactive communication networks. Interactive communication networks have been compared to an information highway which will transport entertainment, information and interactive services among homes and businesses. The Advisor expects that these interactive communication networks will change the way we communicate, train our workers, educate our children and access our entertainment.

         The anticipated successful evolution of several digital based technologies will be the key to the development of the full potential of the Interactive Age. Such technologies will provide a means of converting letters, numbers, images, and sounds into pieces of data that can be manipulated, compressed, transported and stored with efficiency. In the Advisor's view, as these key technologies converge, the creation of interactive networks will foster new services and generate new revenue opportunities for many industries, including entertainment, education, publishing, broadcasting, advertising, home shopping, travel, recreation, health care and financial services. Interactive information and visual technology companies are defined by the Fund as those involved in any aspect of developing communication links for the interactive transfer of digital information and the creation and/or presentation of that information. Such companies include:

         Enablers - Technology and equipment companies whose products and services are used by content, software and transmission companies.

         Both the hardware and content providers will require new software and associated systems to make the Interactive Age a reality. Although great strides are being made in the hardware components required for interactive communication and visual display, these components cannot interact without software programmed to make them operate efficiently. This is evident from many of the announced test markets which have been proposed for interactive services which have been delayed due to the absence of software needed to run the available hardware.
         Enabling software will remove significant barriers to the ability to create content and establish user interfaces which appeal to the mass markets.

         The software and component part suppliers should provide the basic building blocks for the new interactive communication networks. The development of value-added interactive information and visual technology networks will require the melding of key technologies, including information processing servers, low cost consumer electronics, data compression systems, software, data storage, semiconductors, computers and communication technologies. Increases in information processing power will be required at both ends of the application spectrum, from the top of the television set to the data centers of the transmission companies.

         Content Providers - Content or software companies that create and own entertainment programs and information databases as well as interactive services provided to home and business users.

         Interactive communication will require the creation or re-engineering of content to fill the pipelines being created by the major communications companies. There have already been announcements by these major companies of over $36 billion of planned capital investment. Generally, the Fund does not plan to invest in companies that will compete head-on with these major companies for their markets and products. However, it is expected that these major companies will be ideal strategic partners for the targeted investment companies.
         The Advisor believes that their capital investments are being made with the contemplation that there will be content and services to be provided over this "pipeline." Accordingly, the Advisor believes that companies with unique creative talent will wield significant leverage in the Interactive Age.

         These companies will create and own entertainment programs and information databases as well as interactive services provided to homes and offices. Examples include multimedia production houses, gaming companies, education and training software developers, and other production companies. With the tools that will be created for the Interactive Age and the pipelines put in place to serve the mass markets, the creative firms will be able to directly create and distribute their content. This is similar to the way desktop publishing has allowed the proliferation of newsletters and internally created marketing packages, or the way CAD/CAM allowed architects to both engineer and design buildings and other structures.

         The content providers are expected to be the major beneficiaries of the technological changes taking place because providing content that adds value will be a key factor in realizing the full potential of the interactive pipelines. Interactive industries will blend the skills of entertainment and information with those of computer programmers to create interactive products that represent creative responses to meet consumer needs. Interactive communication has the potential to revitalize existing revenue streams and create new opportunities for content providers. Fully depreciated media libraries will be easily accessible and could generate significant incremental revenues at little additional cost. Companies that own copyrights to voice, data, images, music, games, sports, characters and text may reap significant benefits from the evolving communications networks.

         The Fund recognizes that technologies and applications for interactive information will evolve in the future. Accordingly, there is no assurance that the Fund will invest in any of the specific types of companies described above. In addition to the types of companies described above, the Fund may invest in other companies which may develop in the future and whose activities are determined by the Advisor to fall within the scope of interactive information and visual technology.


                         INVESTMENT POLICY AND STRATEGY

INVESTMENT POLICY

         The Operating Agreement provides that the purpose of the Fund is to invest in equity-oriented investment instruments such as convertible preferred and common stock, hybrid investment instruments such as convertible notes, and lending money or guaranteeing loans in private transactions in and to, and for the benefit of, new and developing companies in the interactive information and visual technology industries with an emphasis on proprietary technologies, related industries and/or marketable products which work on existing hardware. Amendment of the Operating Agreement, including modification of its purpose, requires the affirmative vote of two-thirds of the outstanding Shares.


INVESTMENT STRATEGY

         The Fund's investment strategy is based upon the belief that a disciplined and focused investment strategy, in a region offering attractive opportunities coupled with a lack of sufficient capital to leverage these opportunities, offers the potential for capital appreciation for Investors. The Fund's investment strategy and policies as set forth below, are not fundamental policies and may be changed by the Fund's Board of Directors without the approval of the Investors. There is no assurance that any investment strategy will be successful. The Advisor expects to utilize the following strategies:

         Regional Focus. The Fund will have its headquarters in Durham, North Carolina, near the Research Triangle Park ("RTP"), the approximate geographic center of the Southeast region, which the Advisor defines as extending from Washington, D.C. to the Gulf Coast.


         By focusing on the Southeast region and especially the RTP area, the Advisor will be able to take advantage of more than 50 major technology and research companies located in this region and which specialize in microelectronics, telecommunications and other industries supporting interactive technologies. In the RTP area alone, Duke University, the University of North Carolina at Chapel Hill ("UNC-CH") and North Carolina State University ("NCSU") sponsor approximately one-half billion dollars in research annually. In addition, technology companies in the RTP area and the Southeast spend billions annually in research. They have contracts with major corporations and government agencies including NASA, the US Army, the Department of Defense and other companies where technologies currently being developed can be funded partially by grants for specific products designed for special projects.

         According to the Council for Entrepreneurial Development, the RTP has the highest annual percentage growth rate for high technology start-ups, exceeding even California's famed Silicon Valley. In addition to the MCNC, the RTP is the home of the virtual reality center at UNC-CH. This facility is one of only two academic centers for virtual reality research in the country. In addition, the North Carolina Visual Technology Center has been founded and is expected to receive funding in 1995. This will be similar to the existing North Carolina Biotechnology Center and will provide technological development funds to statewide visual technology start-ups which can eventually be investment targets of the Fund. Also, located in the Southeast region are the Institute for Academic Technology in the RTP, the Georgia Institute of Technology, the Huntsville/NASA complex in Alabama and other leading research universities and government and private agencies. The Advisor believes the Fund is positioned to identify, support and provide strategic guidance and work with strategic partners to help its Portfolio Companies achieve their potential profitability.

         In spite of these opportunities, the Advisor believes the Southeast region is significantly underfunded. For example, according to the North Carolina Technological Development Authority, Inc. ("NCTDA"), in 1993, North Carolina venture firms received no funding commitments of new venture capital dollars out of $2.9 billion committed nationally. Also according to NCTDA, in 1992, $31.1 billion capital was under management nationwide by venture capital funds, of which only $138 million was invested in North Carolina--less than one-half of one percent. This compares with $8.3 billion invested in California and $4.3 billion invested in Massachusetts, two other major technology centers in the country. The Advisor believes that venture capital managers tend to invest in companies geographically close to themselves, and accordingly the lack of adequate investment capital headquartered in the Southeast has posed difficulties for technology companies in the Southeast in securing necessary funds. With the high level of research being funded, facilities in place, and high per capita Ph.D.s residing in the area, the Advisor feels there is substantial pent-up supply of venture opportunities at attractive valuations.


         The Advisor anticipates that at least 65% of the Fund's assets will be invested in companies that are headquartered in the Southeast or have a significant presence in the Southeast.

         Strategic Focus. The Fund will seek investment opportunities concentrated in the areas of interactive information and visual technology. While many of the base technologies have been under development for the last twenty-five years, the Advisor believes that the technologies and linkages are only now reaching the level of sophistication and affordability which makes them appealing to the mass markets. Factors which the Advisor considers important in its investment focus include:



(1) Diversification Within Industry - While investors would like to participate in these emerging technology industries and companies which are being developed in the Southeast, investment in technology companies is generally considered difficult for investors due to the complexity of the emerging industries and the almost daily announcements of new products. The Fund will invest in a number of entities within the industry, thereby increasing its chances to identify profitable investments.

(2) Management and Advisory Team - W. Clay Hamner and David C. Blivin have managed a number of financial transactions and companies. In addition, E. Lee Bryan, one of the principals of the Advisor and a Director of the Fund, has substantial experience and exposure in technology, which the Advisor believes will add value to the Fund by enabling the Advisor to conceive of and propose additional applications for new technologies across industries. While many new technologies are developed by scientists to solve specific problems, the ability to see applications for these technologies across industries is key to helping these companies develop the strategic relationships and growth potential that their technologies represent. As a result of its principals' previous activities, the Advisor has relationships with many of the leaders of the region's money center banks, as well as Fortune 500 companies which can become strategic partners for Portfolio Companies. The Advisor also has relationships with partners in many of the major regional and New York investment banking firms. These relationships will be utilized whenever possible to assist Portfolio Companies.

(3) Business and Technical Consultants - The Advisor has selected a group of business leaders and technical consultants who are recognized experts in the target industries and who are well connected and aware of the opportunities and competing technologies being developed. The Advisor intends to utilize the services of these consultants on an as-needed basis. The Advisor believes this group will help the Fund identify entities with truly promising technologies and will also allow the Fund to quickly perform its due diligence, thereby allowing the Portfolio Companies to maintain any technological leads they may have over their competition. This is especially true where the Fund has relationships with leaders of public institutional research centers. As a result of their public status and roles as non-direct competitors, these institutions have been able to forge alliances with most of the major technology companies and in many cases are working on collaborative efforts for their next generation products. Although the business and technical consultants to the Advisor will not be able to discuss the specifics of their work, their knowledge of where the industries' leaders are heading can be utilized as a baseline for evaluating investment opportunities for the Fund. Additionally, their relationships with these major companies will allow them to present new technologies to the right parties where these technologies could add to the utility of products under development.

(4) Need for Capital - Due to the perceived risk of investing in emerging technologies, many venture funds have been slow to invest in companies in the interactive technology industry. This is especially true in the Southeast where there has been a lack of capital for these companies. The Advisor believes that the lack of significant competition for these investments in the Southeast should allow the Fund to select the best opportunities available in the region. However, there can be no assurance that any such opportunities will result in successful investments. The Advisor believes that a synergistic phenomenon is taking place in the entrepreneurial community that couples university technology centers, research and development facilities, collaborative enterprises and local available lead investors. The Southeast, in the opinion of the Advisor, has developed all of the necessary ingredients for the interactive multimedia evolution except indigenous venture capital funding. The Advisor believes that the Fund will fill that void.

(5) Exit Flexibility - Interactive information and visual technologies are generating interest from the media and investment community. Additionally, industry leaders are pursuing strategic relationships to protect against missing out on the future of these technologies. This has created an atmosphere where companies with unique or proprietary technologies and products may have near-term exit opportunities either through the public market or from a strategic partner. The Advisor believes this creates the potential for favorable investment returns over a period shorter than is typical of many venture capital investments. It is anticipated that many of the companies in which the Fund will invest, when coupled with strategic partners, can then be positioned to raise additional capital either publicly or privately, and to grow and expand their respective businesses.

(6) Technology Intercept - In many cases, synergistic development of new technologies may be undertaken by companies in close proximity to each other without the knowledge of either company. The Advisor and its business and technical consultants expect to be catalysts in bringing complementary developers together and in creating value. By employing a strategy of technology intercept (projecting future trends in technology and the impact they may have on target markets), the Advisor and its business and technical consultants will survey a universe of technology development, identify linkage opportunities and work within their respective networks to identify promising investment entities. The Advisor expects that this proactive investment strategy will create substantial value for the Fund although there can be no assurance that this will be the case.



         The Advisor anticipates that at least 65% of the Fund's assets will be invested in interactive information and visual technology companies. Such investments primarily will be in the form of convertible preferred stock and convertible subordinated debt instruments. Warrants to purchase common stock may, in some instances, be attached to the primary investment instrument.



         Strategic Partners. The Advisor believes that many major technology companies are supplementing their in-house research and development with strategic joint venture relationships. These relationships are not only with other technology leaders but also with the younger emerging companies which are developing next generation linkage technologies that will give the major companies a market edge. The Advisor expects to invest in situations where strategic partners are already in place or where the Advisor believes it can bring a strategic partner in as a co- investor, major customer or in another capacity. The existence of those strategic partners creates two key elements:
(1) substantiation of the market application of a particular technology and (2) a user, a revenue source, or in many cases, a distribution network for the product. In many cases, Investors in the Fund may be investing alongside major technology partners, which the Advisor believes will reduce certain risks to the Investors. However, there can be no assurance that the presence of a strategic partner will result in a successful investment by the Fund.

         As a general rule, the Fund intends to be the lead investor, but will also consider co-investments in companies, later-stage financings in companies, and investments in companies located outside the geographical area of the Fund where the opportunities are unique and where there may be proprietary access to technology that may assist a Portfolio Company. The Fund will probably not lead investments located outside the Southeast. The Fund will also attempt to develop relationships with larger venture capital funds as co-investment partners where appropriate. Because the Fund expects a strategic partner may co-invest alongside the Fund or will have already invested equity in the company, the Fund will probably be more likely to co-invest with strategic partners than with financial partners in the early stages. The Advisor expects to develop an expert reputation for technology due diligence, in part due to the strengths of its consultants, such that co-investment partners can be attracted without lengthening the investment process. Where other venture capital funds wish to co-invest with the Fund and are willing to accept the terms initiated by the Fund without delaying the investment process, co-investment will be encouraged. This will allow the Fund to make its investments in a timely fashion to help ensure the maintenance of any technology leads that the Portfolio Companies may have on their competition.

         Equally important as having a strategic partner is having the right strategic partner. Through its business and technical consultants, the Advisor believes that it will have insight into promising technologies which may help Portfolio Companies in the form of advantageous alliances with the strategic partners relevant to their technologies. For example, for a video technology company to have aligned itself with Sony/Beta technology rather than VHS technology would not have been beneficial. The Advisor believes that in many cases its consultants will have advance knowledge of the future technologies under development and the likelihood of their acceptance by the technical community. The Advisor hopes to be able to add substantial value to the Fund's Portfolio Companies by the knowledgeable coaching it anticipates providing to these companies.

         It is expected that a majority of the Fund's investments will follow this model.

         THE INFORMATION CONCERNING THE INTERACTIVE TECHNOLOGY INDUSTRY AND ITS EVOLUTION, THE RESEARCH TRIANGLE PARK AND SOUTHEAST REGION, THE LEVELS OF RESEARCH EXPENDITURES MADE IN SUCH AREAS AND THE AVAILABILITY OF VENTURE CAPITAL FOR INTERACTIVE TECHNOLOGY INVESTMENTS IN THE SOUTHEAST, WHICH ARE DISCUSSED IN THIS SECTION AND THE PRECEDING SECTION ENTITLED "INVESTMENT OPPORTUNITIES" HAVE BEEN COMPILED BY THE ADVISOR FROM INDUSTRY NEWSLETTERS, PERIODICALS, PRIVATE CONSULTANT REPORTS, UNIVERSITY AND GOVERNMENT PUBLICATIONS, AND OTHER SOURCES. THE ADVISOR BELIEVES SUCH INFORMATION TO BE ACCURATE BUT HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION.


                               BOARD OF DIRECTORS

         The overall management of the business and affairs of the Fund are vested solely in the Fund's managers, who will function in a manner similar to a corporate board of directors and are referred to herein as the "Directors," provided that the investment activities and day-to-day operations of the Fund will be delegated to the Advisor. The Directors will determine all agreements between the Fund and persons or companies furnishing the services to it, including the Fund's agreements with its money manager, escrow agent and Portfolio Companies, and the Advisory and Management Agreement with the Advisor. The Advisory and Management Agreement is terminable upon sixty days' notice by the Directors or by the holders of a majority of the Shares. The Directors will be elected on an annual basis at an annual meeting of the Investors. The initial Directors which will serve until the first meeting of the Investors will consist of the following: W. Clay Hamner, David C. Blivin,
E. Lee Bryan, Terry Sanford and Wayne M. Rogers. Mr. Hamner, Mr. Blivin and Mr. Bryan are principal members of the Advisor to the Fund. Senator Sanford and Mr. Rogers are not affiliated with the Advisor or the Selling Agent and are not "interested persons" with respect to the Fund, as such term is defined in the Investment Company Act. At least 40% of the Directors must be persons who are not "interested persons." Such persons may receive reasonable compensation from the Fund for acting as Directors.

         The education and experience of Mr. Hamner, Mr. Bryan and Mr. Blivin are discussed in the section entitled "Investment Advisor." Below is a summary of the experience of Senator Sanford and Mr. Rogers:

         Terry Sanford - Senator Sanford (77) has distinguished himself and the State of North Carolina through his terms as a Governor of North Carolina, President of Duke University, and United States Senator and has gained a reputation as a lifelong educational leader and public servant. Under his innovative leadership, Duke University gained additional national recognition. A graduate of UNC-CH and its School of Law, Senator Sanford holds honorary degrees from approximately 30 American colleges and universities. His years as Governor were marked by innovation in the establishment of the community college system, the Governor's School, the North Carolina School of the Arts, and considerable new support for the public schools. As a member of the United States Senate, he promoted legislation to require an honest and balanced national budget, to reform political campaign practices, and to broaden the opportunities for disadvantaged children in the Head Start program, among numerous other issues. Senator Sanford continues to exemplify a deep devotion to Duke University, serving as President Emeritus and as a Professor of Public Policy. He practices law as a senior partner in the McNair & Sanford, P.A. law firm in North and South Carolina. He is Chairman of a 3-year North Carolina Bar Association study of the causes of crime and corrective actions, the Chairman of the Board of the North Carolina Museum of Art, the Board of North Carolina Electronics Industry Trade Association and is involved in many charitable, legal and educational activities. He has also served on the Board of Directors of ITT Financial Corp., Fuqua Industries, Inc., Golden Corral Corporation and Unocal, Inc.

         Wayne M. Rogers - Mr. Rogers (61) is a well-known professional actor who, in addition to his acting career, has been involved in investment activities for over fifteen years. These include business management of a number of motion picture personalities as well as co-ventures with other prominent individuals and institutions. Mr. Rogers has been a director of The Pantry, Inc. since 1990. He has also been a director of P.H.C., Inc., Electronic Data Controls, Inc., Extek Micro-Systems and Wadell Equipment Company. In addition, he is active in several charitable and philanthropic affairs. He is also a member of the Board of Trustees for the Kenan Institute of Private Enterprise at UNC-CH. Mr. Rogers received a Bachelor of Arts degree from Princeton University. In 1993 and 1994, Mr. Rogers was also a director at Dabney/Resnick, Inc., an investment banking firm.


                               INVESTMENT ADVISOR

         The investment activities of the Fund and the day-to-day operations of the Fund will be managed by Montrose Venture Partners, LLC (the "Advisor").
The principals of the Advisor are W. Clay Hamner, David C. Blivin and E. Lee Bryan.

         Below is a summary of the experience of each of the principals of the
Advisor:

         W. Clay Hamner - Mr. Hamner (49) is the Managing Director and Chief Executive Officer of Montrose Capital Corporation. He received his Undergraduate and Masters degrees from the University of Georgia and Doctorate in Business Administration from Indiana University. Mr. Hamner is on the Board of Directors of Vista Resources, Inc. (NYSE); Wendy's International, Inc. (NYSE); The Pantry, Inc. (a privately held company which owns 415 convenience stores where he is also Chairman and Chief Executive Officer), and Interstate/Johnson Lane, Inc.
         (NYSE), the parent company of Interstate/Johnson Lane Corporation, the Selling Agent. He was also a Special Limited Partner in Intersouth I. Formerly, Mr. Hamner served on the Board of Directors of Highland Energy Corporation; Clinton Gas Systems (OTC); Fuqua Industries, Inc.
         (NYSE); Triton Group, Ltd. (NYSE); and Capital Technology, Inc. Prior to entering private business, Mr. Hamner taught in the Graduate Schools of Business at Northwestern University and Duke University. Mr. Hamner is a Director of the Institute of Private Enterprise at UNC-CH and serves on the Kenan-Flagler School of Business Board of Visitors (UNC-CH), the Fuqua School of Business Board of Visitors (Duke), and the Duke University Medical Center Board of Advisors. He also analyzed and evaluated Duke's nontraditional investments portfolio while on the faculty at Duke. Mr. Hamner will take an active role in the identification of and negotiation with the selected Portfolio Companies, as well as reviewing and helping direct the strategic operations and planning of Portfolio Companies.

         David C. Blivin - Mr. Blivin (37) is the Chief Financial Officer for Montrose Capital Corporation. He is a 1985 graduate of the Duke University Fuqua School of Business and a Certified Public Accountant. Prior to joining Montrose Capital Corporation, Mr. Blivin worked as a Senior Auditor with Arthur Andersen LLP and in this capacity audited several companies in technology fields. As Chief Financial Officer for Montrose Capital Corporation, Mr. Blivin has negotiated financings and reviewed business plans for a number of entities in which Montrose Capital Corporation has invested. Mr. Blivin serves on the Board of Directors of The Pantry, Inc. and has served on the Triangle Investment Club, a club sponsored by the Durham and Raleigh Chambers of Commerce and the Council for Entrepreneurial Development, to review plans of start-up businesses for investment potential.

         E. Lee Bryan - Mr. Bryan (57) is the founder of One Room Systems, Inc., a multimedia educational products creation and distribution company. Prior to founding the company, he was a principal in a number of successful business ventures. In 1984 Mr. Bryan founded Vortech, Inc. ("Vortech"), a company which became a worldwide leader in digital teleradiology. Vortech was subsequently sold to Eastman Kodak Company. In 1988 Mr. Bryan joined CACI International ("CACI"), a major U.S. government systems integrator. As Executive Vice President of CACI, Mr. Bryan spearheaded a major technical and business restructuring for the company. Prior to his involvement in the entities listed, Mr. Bryan developed an extensive background in government and private sector high technology endeavors. Mr. Bryan is a graduate of the United States Naval Academy at Annapolis and a retired officer from the nuclear submarine program. Mr. Bryan has been a high level advisor to the government of the United States for defense and intelligence information systems. He is a trustee of the Center for Excellence in Education and the Profound Paralysis Group. He is a member of the Heart Center board at Duke University Medical Center and the Durham "Smart Start" program board.


               TECHNICAL AND BUSINESS CONSULTANTS TO THE ADVISOR


         The Advisor has established strong relationships with business and technical consultants from a variety of disciplines who will be called upon by the Advisor to provide in-depth perspective on Portfolio Company investments. These individuals are business leaders and highly regarded scientists and technical consultants in their fields. The consultants have been strategically selected for their broad industry knowledge and relationships both in business and in the interactive information and visual technology fields. To the extent permitted by the 1940 Act, one or more of the consultants may serve on the boards of Portfolio Companies and may receive compensation for their services from the Portfolio Companies in the form of stock options or directors' fees. They will also be compensated by the Advisor with up to 20% of the accrual portion of the management fee the Advisor receives from the Fund, which will be payable at such time as the Fund makes distributions of profits to Investors. Subject to possible review or approval by the SEC pursuant to the 1940 Act, they may also be given the right to co-invest alongside the Fund at the Fund price in certain cases. Although the Advisor reserves the right to add additional consultants that it believes will add value to the Fund and to terminate consultants at any time, the current advisors are listed below.



         Glenn Boschetto - Mr. Boschetto is the Director and Senior Vice President of Corporate Finance for Dabney/Resnick, Inc., a high yield financing boutique founded by former senior professionals of Drexel Burnham Lambert, Salmon Brothers and Donaldson Lufkin & Jenrette. At Dabney/Resnick, he directs the firm's middle market leveraged buyout financing for clients which include America's major leveraged equity fund managers. Prior to joining Dabney/Resnick, Mr.

         Boschetto worked with Drexel Burnham Lambert and Goldman, Sachs & Co. in corporate finance and strategic planning, respectively. He is an Economics graduate of Brigham Young University.

         James N. Brown, Jr., Ph.D. - Dr. Brown is currently Chief Scientist in the Electronics & Systems Unit of the Research Triangle Institute. In this role since October 1988, he has been responsible for initiating and participating in interdisciplinary research and development projects. He has also served in the role of Acting Director of the Institute's Center for Digital Systems Engineering and was responsible for developing and implementing marketing plans for that program area. Since October 1989, Dr. Brown has been the Institute's Representative on the North Carolina Board of Science & Technology. As a member of that Board, he serves as Chair of the Computer Graphics Committee and Long-Range Planning Committee. He was also appointed a member of the Technical Advisory Council of the North Carolina Supercomputing Division of MCNC and is currently Chairman of a committee seeking state sponsorship of the newly formed Interactive Visual Technology Center.

         Paul J. Coleman, Jr., Ph.D. - Dr. Coleman is professor of space physics at the University of California at Los Angeles. He holds B.S.E. degrees in mathematics and physics, an M.S. degree in physics, and a Ph.D. in space physics. His professional experience includes positions at the Ramo-Wooldridge Corporation (now TRW Systems), initially as a research scientist and subsequently as manager of a research group, and as manager of NASA's interplanetary sciences program at its headquarters in Washington, D.C. Since 1981, Dr. Coleman has also served as President and Chief Executive Officer of the Universities Space Research Association (USRA), a non- profit corporation owned by more than seventy universities and chartered to facilitate research, development and education in space science and technology. Also, Dr. Coleman is a Trustee of American Technology Initiative, Inc., and has served as a founding member and Chairman of the Oversight Committee for the San Diego Supercomputer Center, a director of the National Institute for Space Commercialization, a member of the Scientific Advisory Committee for the Los Alamos National laboratory and the Lawrence Livermore National Laboratory, and a founding member of the Steering Committee for the California Space Institute. In addition, he is a consultant to the U.S. government on research and development. In the private sector, Dr. Coleman is a director of CACI International, Fairchild Space and Defense Corporation, Applied Electron Corporation, and Lasertechnics, Inc. and is a co-founder and a former director of University Technology Transfer, Inc. In addition, he is a consultant to industry on research and development and to the financial community on high-technology enterprises.

         James N. "Nick" England, III - Mr. England is currently a research professor in the Computer Science Department at UNC-CH. He is part of the PixelFlow high-performance computer graphics system development team which is part of the UNC Virtual Reality Center. This center has received worldwide recognition for its work and is a leading center in the area of virtual reality development. Mr. England has been involved in the development of computer graphics and image processing software and hardware since he was a Ph.D. student at NCSU in the 1970s. In 1978, he co-founded Ikonas Graphic Systems, Inc. ("Ikonas") to produce a high-performance programmable graphics processor based on the work he did at N.C. State University. As President and Chief Engineer, he was responsible for product design and corporate development, helping make Ikonas a leading provider of graphics and image processing systems to industrial, government and university research labs. Ikonas had grown to 15 employees at the time of its acquisition by Adage, Inc. ("Adage") in 1982. Mr. England served as Vice President of Graphics Technology at Adage for four years and was responsible for corporate strategy and development, product planning and major customer programs. He also created a new application software group and managed a team of 25 hardware and software engineers. In 1986, he co-founded Transcepts Systems, Inc ("Transcepts"). Mr. England was President and managed the prototype development and introduction of Transcepts' TAAC-1 graphics and imaging processor. In 1987, he negotiated the sale of Transcepts to Sun Microsystems, Inc. Mr. England served as director of Sun Microsystems, Inc.'s North Carolina Research and Development Group until 1993. In addition to his current position at UNC-CH, Mr. England serves on the boards of the North Carolina Interactive Vision Technology Center and the National Computer Graphic

         Association, and the IEEE Computer Graphics Application Magazine's editorial board, and has served on a number of SIGGRAPH Conference Technical Programs committees. Also, he has published several technology articles on graphics and imaging hardware.

         L.J. "Bud" Evans, Jr. - Mr. Evans is President and CEO of CSAT, Inc. ("CSAT"), a private corporation founded to foster the market introduction of advanced technologies. Prior to founding CSAT, Mr. Evans held a number of positions in and out of government. These included senior executive positions at The White House, the Nuclear Regulatory Commission and NASA. At NASA, Mr. Evans was responsible for the creation of the Commercial Programs Office. Mr. Evans also chaired The White House Cabinet Council on Commerce and Trade and was responsible for the National Commercial Space Policy. Mr. Evans has founded and held executive positions with a number of private firms in the aerospace, health services and teletraining fields. In addition to being Chairman of the Board of CSAT, Inc., ESSI, Inc., SaraTech Finance, Inc. and SpaceTech, Inc., Mr. Evans sits on the Board of Trustees of the Environmental Research Institute of Michigan, the National Advisory Committee of the University of Michigan, the Applications Committee of the National Research Council and the Boards of Advisors of ORSI, Inc. and the American Astronautical Society. Mr. Evans holds a B.A. in Economics from Colby College and a J.D. from Cornell University.

         William H. Graves, Ph.D. - Dr. Graves earned a Ph.D. in mathematics from Indiana University in 1966. In 1967, he joined the faculty at UNC-CH, where he now is Associate Provost for Information Technology, Professor of Mathematics, and Professor of Information Science. He has served the University in other capacities, as well, including two terms as Associate Dean for General Education and an interim term as Vice Chancellor for Academic Affairs. As Associate Provost, Professor Graves has institutional responsibility for a range of computer and video technologies, networks, classrooms, and services. He is also responsible for the University's Institute for Academic Technology, which has been funded by IBM since 1989 when he proposed this collaborative effort to advance national educational goals. The Institute emerged from his earlier work with IBM, first within the University to create software development opportunities in the general education program, and then nationally to help create the IBM Consulting Scholar Program. Professor Graves has given over 200 invited presentations on the role of information technology in education and has written and edited extensively on the subject. He currently chairs the planning committee for EDUCOM's National Learning Infrastructure Initiative. EDUCOM's 600 member colleges and universities and 100 corporate associates are helping to shape the national information infrastructure. The goal of the initiative is to apply this collective knowledge of the new infrastructure to foster new instructional delivery models that are learner-centered, broadly affordable, and scalable.

         Jane Smith Patterson - Ms. Patterson is currently serving as the Chief Policy Advisor for Budget and Technology for the State of North Carolina under Governor Jim Hunt. Ms. Patterson was educated at UNC-CH, N.C. State and Harvard Universities and worked both in the private sector and the university community until the late 1970s when she was hired by Governor Hunt to serve in his cabinet as Deputy Secretary. Her tenure there was marked by an emphasis on advancing North Carolina Information Transmission Systems to the forefront of the Governor's technology initiatives and directing a focus on innovative management practices and government. She has since worked as a Vice President of ITT-Network Systems Group and as Vice Chancellor for University Advancement at UNC-Wilmington. In her current role as an advisor to Governor Hunt, she is responsible for management of policy issues, policy oversight for budget issues and state planning, development of technology policy and employment strategies and other areas of responsibilities as assigned by the Governor. A special focus of her office is the information highway project which is the leader among all 50 states in the development and employment of a fiber-optic information transmissions system that will be the first of its kind and scope in the world. She is currently serving on the board of MCNC, UNC School of Medicine, North Carolina Equity, Inc. and North Carolina Rural Economic Development Center, among others. She has also served on the boards of the Research Triangle World Trade Center, BB&T and North Carolina School of Science and Mathematics. Recently she was named to the National

         Infrastructure Advisory Council by Vice President Al Gore. She will serve on this council along with the Presidents and CEOs of corporations such as MCI Communications Corporation, AT&T Company, Microsoft Corporation, Silicon Graphics, Inc. and Corning, Inc.

         Robert M. Price - Mr. Price is retired Chairman of the Board and Chief Executive Officer of Control Data Corporation. Mr. Price worked at Control Data from 1961 to 1990 serving in a variety of positions. He was instrumental in leading Control Data's early strategic and international expansion, in both operations and marketing. He led Control Data's strategic move from hardware into information and systems integration services, principally through the start-up and growth of small subsidiary companies. Mr. Price received his Bachelors Degree from Duke University and his Masters Degree in Applied Mathematics from Georgia Institute of Technology. He has worked at Lawrence Livermore Radiation Laboratory, Convair Corporation, the Georgia Institute of Technology and Standard Oil of California, Inc. prior to joining Control Data Corporation.
         Currently, Mr. Price is President and CEO of PSV, Inc. ("PSV"), a consortium of consultants specializing in management of technology. PSV offers services in technology commercialization, corporate strategy, human resource management and general management practice. Additionally, Mr. Price teaches management of technology at the Fuqua School of Business at Duke University. He is also Chairman of the Alpha Center which provides training and business strategy systems to entrepreneurs in the field of human services. Mr. Price serves on the Boards of Directors of International Multifoods, Inc., Premark International Inc., Rohr, Inc., Public Service Company of New Mexico Inc., and Forth Shift Corporation. He also serves on the Board of Visitors of Duke University's Fuqua School of Business and is on the board of the United Way of Minneapolis.

         David A. Smith - Mr. Smith is Chairman of the Board and Chief
         Executive Officer of Virtus Corporation ("Virtus").   He is author of
         the award-winning computer adventure game The Colony. During the early 1980s, he worked in systems development and robotics with major corporations and start-ups. In 1986, Mr. Smith joined Lord Corporation in Cary, N.C. where he performed research in human-computer interfaces for robotics. In January, 1990, Mr. Smith co-founded Virtus, a pioneer in virtual reality-based modeling and visualization for the desktop. The company's flagship product, Virtus Walkthrough, began shipping in November 1990 and won MacUser magazine's "Breakthrough Product of the Year" Award. His follow-on products, Walkthrough Pro, Voyager and VR, have all won similar industry recognition. He has worked on joint development projects with Apple Computer and Taligent. Virtus also recently received an equity investment from Motorola and they are working on several joint projects.

         Peter Julian Sprague - Mr. Sprague is Chairman and Chief Executive Officer of Wave Systems Corp. ("Wave Systems") and has been Chairman of National Semiconductor Corporation since 1965. Wave Systems was started in 1988 to develop the technology for an electronic information metering system that will revolutionize the distribution and retrieval of electronic information. Mr. Sprague received his Bachelor of Arts degree in Political Science from Yale in 1961, studied Political Science at M.I.T. and participated in the doctoral program in Economics at Columbia University. He holds a patent in the area of projection cathode ray tubes and has applied for a patent in the field of information distribution. In 1985, Mr. Sprague was inducted into the Academy of Distinguished Entrepreneurs at Babson College as well as received an Honorary Doctorate of Law from Babson College. Mr. Sprague also serves as a trustee of Stevens Institute of Technology.

         Carl B. Wootten - Mr. Wootten was the Director of the Office of Technology Transfer for the University of California system from 1989 to 1994. As director of this office, he was responsible for the University system's licensing program operations, the licensing of technology from nine campuses and the overseeing of similar operations at the three federal labs operated by the University. Under his tenure, the income from such operations increased from $9 million to $50 million. Prior to joining the University of California, Mr. Wootten was President of the University Technology Corporation, the Director of Patent Administration at Duke University, and the Executive Director of the University of Virginia Patents Foundation. Prior to 1965, Mr.

         Wootten spent over eleven years working with the technology industry and held positions as an officer and board member of several profitable U.S. corporations whose interests primarily focused within the nuclear field and irradiation processing. He has served on the Board of Trustees of the Licensing Executive Society and the Society of University Patent Administrators. Mr. Wootten is a graduate of the U.S. Naval Academy and spent eight years in the U.S. Navy, finishing his career as chief engineer of a nuclear powered Polaris missile submarine.

         MCNC - North Carolina's microelectronics, supercomputing and communications center has been in the forefront of advanced electronic and information technologies since its establishment in 1980. The MCNC has recognized experts and leading research in the areas of microelectronics, communications and advanced visualization. The Fund has established a relationship with the MCNC which will provide the Fund access to the MCNC's experts for field specific technology reviews of targeted investment companies. They will also be available to provide further due diligence, consulting and other support services on a negotiated basis. Additionally, the MCNC has an annual research budget exceeding $45 million. As technologies are developed to the point of commercial viability, the Advisor expects that the Fund will have access to investing in these spin-out opportunities.


                             MANAGEMENT OF THE FUND

         The day-to-day operations of the Fund are delegated to the Advisor subject to the Fund's investment objectives and policies. As previously stated, the Fund will target investments in interactive information and visual technology companies that the Advisor believes provide superior and long-term return potential. The Fund intends to invest principally in early-stage companies; however, its industry focus will support an investment in any stage of leading edge technology companies seeking private equity, including privately placed equity-related securities by public companies.

         In early-stage companies, initial investments will typically be small. Upon the companies' achievement of established milestones, additional funding will be made available. This staged investing approach is designed to give the Fund substantial positions in the better investments. The size of the investment in any one company will vary, but in general will not be less than a total commitment of $1 million and not more than 10% of the Fund's capital.
The Advisor expects to consider, among others, some or all of the following factors in reviewing and analyzing a potential investment:

(1) Management Team - Management is the single most important criteria for any investment. In some cases, the Advisor may provide financial expertise and strategic guidance in the early stages. In many cases the Advisor will work with executive search firms or its consultants to identify appropriate personnel to complete the management team.

(2) Proprietary Technology or Product - Generally the Fund will invest in companies which have products which can be protected and have protective properties, which are key to product market applications and which the Advisor believes will address a significant potential market.

(3) Availability of Strategic Partner - In cases where a strategic partner is not in place, the Fund may help identify a partner and may provide some equity-related bridge financing while the relationship with the strategic partner is being formalized.

(4) Acceptable Projected Cash Flow - Unless there are other favorable investment attributes, the Fund will generally expect a potential Portfolio Company to project having a positive cash flow by at least the end of the third year after the Fund's investment. Additionally, sources of financing to carry the Portfolio Company through a point of breakeven cash flow will be anticipated to prevent the Fund from being "forced" into unplanned fundings. The Fund will monitor its investments in Portfolio Companies and will provide financial expertise where needed to help ensure that additional funding and financing will be available as needed to support the growth of the companies after the completion of Fund's investment. However, there can be no assurance that a Portfolio Company will meet any cash flow projections.

(5) Acceptable Investment Structure - The Fund will in many cases attempt to invest in its Portfolio Companies through securities which the Advisor believes will provide a senior or preferential return, such as convertible preferred stock, convertible debt or anti-dilutive common stock where available, as opposed to common stock.

(6) Exit Strategy - Attention to the process of trying to achieve liquidity for the Fund's investments will be an important consideration in every investment. Typical exit strategies will include (i) the sale of the Portfolio Company to a third party for cash, promissory notes, securities (which may be restricted securities), or a combination thereof, (ii) a public offering or private placement of the Portfolio Company's stock, and (iii) the sale of the Fund's interest in the Portfolio Company to the company itself or its management. There can be no assurance that any of these exit strategies will be successful.

         The Advisor has retained business and technical consultants who can aid the Advisor in reviewing and analyzing the above factors and in assisting the management of Portfolio Companies. Such business and technical consultants will be solely acting as consultants to the Advisor and will not vote in, or have any control over, the actions of the Advisor or the Fund.

         The Fund will have an arrangement with Sovereign Capital Management, Inc., d/b/a Sovereign Advisers, Inc. ("Sovereign"), a registered investment advisor founded in 1979, whereby Sovereign will manage the idle cash of the Fund. Sovereign is a wholly-owned subsidiary of Interstate/Johnson Lane, Inc., the parent company of the Selling Agent. Sovereign will charge a quarterly management fee at the rate of one-half of one percent (0.5%) per annum of the average daily balance of the Fund's cash under management.

                                   CUSTODIAN

         First Union National Bank of North Carolina serves as the Custodian for the firm's securities and investments. The Custodian does not participate in the Fund's investment decisions.



                         DISTRIBUTIONS AND ALLOCATIONS

DISTRIBUTIONS

         The Fund intends to distribute in the first quarter of each year the proceeds of all dispositions of securities which occurred within the preceding year, except to the extent that the Directors determine that such amounts should be retained to pay reasonable and anticipated expenses of the Fund or reserved for investment in existing Portfolio Companies requiring additional capital. The Fund expects to make cash distributions in each year sufficient to allow Investors to pay the income taxes incurred by them which result from their investment in the Fund. Distributions will be made in cash or marketable securities. Net proceeds of dispositions of portfolio securities and current net income will be distributed on a cumulative basis to the Investors in proportion to their ownership of Shares.

         Discretionary In-Kind Distributions - Distributions of Fund assets during the term of the Fund will generally consist of cash or securities listed on a national securities exchange or quoted through NASDAQ. In the case of a distribution in kind, the distributed property will be distributed to all Investors in proportion to their respective ownership of Shares. Any such distribution will likely consist of securities whose resale may be subject to restrictions imposed by federal and state securities laws.

         In general, the Directors intend to distribute capital gains as realized and not to reinvest such capital gains. However, the Directors may cause the Fund to hold securities, especially restricted securities, until a distribution of those securities is deemed consistent with the company's progress and market conditions. The Directors also have the authority to reinvest capital gains in existing Portfolio Companies if they believe such an investment is in the interest of the Investors. The Directors expect that operating income from such sources as interest and dividends will generally be reinvested or used to cover operating expenses.

         At the termination of the Fund, there will be a period of orderly liquidation during which the Fund assets will be distributed to any creditors and to the Investors in accordance with the allocation process described above. Such distributions will be made in accordance with the Investors' positive capital account balances, in cash or in kind (including, in certain instances, private equity holdings) as the Directors may determine.

ALLOCATIONS OF TAXABLE INCOME AND LOSS

         For tax purposes, gains and losses will generally be allocated to the Investors in accordance with their ownership of Shares.


                                      TERM

         The Fund's term will be seven years, but may be extended for up to two additional two-year periods by the Directors, with further extensions subject to the approval of the holders of a majority of the Shares. The Directors also have the sole authority to terminate the Fund at any time.


                              MANAGEMENT EXPENSES

         The Fund will pay the Advisor an annual management fee of five percent (5%) of the net asset value of the Fund for its administrative and investment management services. Beginning with the first full year of operations of the Fund, the management fee will be based on the net asset value of the Fund (see "Determination of Net Asset Value") as follows:


(1) two and one-half percent (2.5%) of the net asset value of the Fund as of the Valuation Date will be payable in twelve equal monthly installments, each of which will be due on or before the last day of each month of such fiscal year; and

(2) two and one-half percent (2.5%) of the net asset value of the Fund as of the Valuation Date will be accrued and paid, from time to time, as the Fund liquidates portfolio investments; provided, however, that until such time as Investors have received cumulative distributions from the Fund equal to the gross proceeds of the Offering, only 20% of the profit realized upon liquidation of a portfolio investment will be available for payment of accrued management fees.


         The management fee for the first year or part thereof of the Fund will be in the amount of two and one-half percent (2.5%) of the gross Offering proceeds, prorated for the portion of the first year after the Initial Closing Date.

         The Advisor will pay out of its management fees certain expenses associated with managing and administering the Fund, including, but not limited to, general overhead expenses, including salaries and fringe benefits of the Advisor's personnel, office rental and office equipment, fire and theft insurance, cleaning and utilities of office space, bookkeeping and general travel and entertainment expenses. One hundred percent (100%) of any directors' fees and fifty percent (50%) of any consulting fees paid by Portfolio Companies to the Advisor or its members, as permitted by the Investment Company Act, shall be paid to the Fund to reduce its expenses.

         The Fund will pay or reimburse the Advisor or its affiliates for all direct operating expenses which are related to the Fund's investment activities, including stationery, postage, telephone and copying charges, dues and charges for national and/or regional industry associations, fees and expenses of consultants, and other expenses including fees and expenses for outside consulting services, legal, accounting, and auditing expenses, litigation expenses, and organizational and marketing expenses of the Fund. The Fund will also pay costs incurred in the investigation of investment opportunities and in the oversight of portfolio investments, including travel and entertainment expenses directly related thereto. In many cases the Fund will recoup all or a portion of such expenses from the Portfolio Company upon the successful closing of an investment by the Fund in a Portfolio Company.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the Fund's assets will be determined as soon as practical after and as of the end of each calendar year in good faith by the Directors. In calculating the value of the Fund's total assets, the Directors will value securities which are traded in the over-the-counter market or on a national or regional stock exchange at the prevailing bid price on the Valuation Date, unless the investment is subject to certain restrictions which require a discount to such price, in which case such discount will be approved by the Directors who are not "interested persons."

         However, the Advisor anticipates that a substantial portion of the Fund's assets will consist of securities which have no readily determinable market values. Generally, securities which are not marketable will be valued
(i) at the cost to the Fund or (ii) on a basis consistent with any subsequent equity-related transactions with third parties which give independent substantiation to any change in values.


                            PRIVATE PLACEMENT STATUS

         As a purchaser of an interest in a private placement not registered under the 1933 Act, each Investor will be required to represent that it is acquiring the Shares for investment and not with a view on resale or distribution. Further, each Investor must be prepared to bear the economic risk of the investment for an indefinite period, since the Shares cannot be sold unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. It is extremely unlikely that the Shares will ever be registered under the 1933 Act.

         During the course of the transaction and prior to sale, each Investor and his or her purchaser representative(s), if any, are invited to ask questions of the Advisor concerning the terms and conditions of the Offering and to obtain any additional information.

                            INDEPENDENT ACCOUNTANTS

         The annual financial statements to be provided to Investors will be reviewed by, and certain other matters will be passed upon by, independent public accountants Price Waterhouse LLP, Raleigh, North Carolina.

                             CONFLICTS OF INTEREST

TIME DEVOTED TO FUND BUSINESS

         Although the Advisor is required to devote such time as may be necessary for the proper performance of its duties as manager of the Fund, the Advisor and its affiliates and principals are entitled to and currently do engage in a number of other activities. Accordingly, conflicts may arise with respect to the time and attention that the Advisor may devote to the Fund.
(See "Fiduciary Responsibility of the Advisor.") However, the Advisor does not currently manage any other technology-focused venture capital funds, and will not begin to invest funds from any subsequent venture capital fund until the Fund's available capital is fully invested or committed for investment. Therefore, the Advisor does not believe it will have conflicts arising from the allocation of proposed investments among competing funds under its management.

INTERESTS IN PORTFOLIO COMPANIES

         Due to the narrow focus of the Fund and the Fund's desire to have industry leaders involved in the consulting group, it is anticipated that, where permitted by the 1940 Act, investments may be made in companies in which a principal of the Advisor or one or more of its consultants has a financial interest. In some cases they may have a controlling interest. Subject to the 1940 Act, such individuals may also receive stock options and fees for their board positions, receive consulting fees directly from Portfolio Companies, and may be allowed to invest alongside the Fund in certain investments. The Advisor will be sensitive to these potential conflicts in its decision making and will communicate with its consultants as appropriate. To the extent practicable, the Advisor will cause investment decisions to be made by parties without such conflicts, although the Advisor may continue to receive input and analysis from such parties.

DETERMINATION OF NET ASSET VALUE

         The Advisor's management fee is based upon the net asset value of the Fund from time to time. Because the Fund's investments are likely to be in private companies with no established market quotations, the valuation of their securities in the portfolio of the Fund is subject to the good faith determination of the Directors, of which up to 60% of the members may be principals or affiliates of the Advisor. Because a majority of the Board of Directors is likely to consist of principals or affiliates of the Advisor, such persons will have a conflict of interest in determining the net asset value of the Fund. The valuation of any Fund asset for such purposes, therefore, must be approved by the disinterested Directors.

COMMON COUNSEL

         The Fund has engaged the firm of Moore & Van Allen, PLLC, Charlotte, North Carolina, as counsel to the Fund to render the tax opinion referenced in this Registration Statement and an opinion relating to certain organizational matters with respect to the Fund under North Carolina law and to advise the Fund on matters affecting the Fund. Such counsel also serves as special counsel to the Advisor (and affiliates thereof) and also represents the Selling Agent in matters unrelated to the Fund. Such counsel may further receive compensation from the Advisor (and affiliates thereof) or the Fund from time to time in connection with other matters.

         SUCH COUNSEL DOES NOT PURPORT TO HAVE MADE ANY INVESTIGATION OR TO HAVE ACTED INDEPENDENTLY ON BEHALF OF THE INVESTORS. EACH INVESTOR MUST LOOK TO HIS OR HER OWN COUNSEL IN CONNECTION WITH AN INVESTMENT IN THE FUND.

                RELATED PARTIES AND TRANSACTIONS WITH AFFILIATES

         Investors should be aware of the following relationships and transactions among certain parties to this Offering and their affiliates:

         W. Clay Hamner, one of the principals of Montrose Venture Partners, serves on the Board of Directors of Interstate/Johnson Lane, Inc., the parent company of the Selling Agent.

         The Selling Agent and Sovereign, the investment advisor engaged by the Fund to manage its idle cash, are both wholly-owned subsidiaries of Interstate/Johnson Lane, Inc.

         Investment decisions will be made by the Advisor in reliance in part upon advice from its business and technical consultants, some of whom may be in control of, receive fees or other compensation from, or have investments or other financial interests in potential Portfolio Companies of the Fund or the competitors of such companies.

         The Fund anticipates that it may purchase technical services related to its due diligence functions or other services from One Room Systems, Inc., an affiliate of E. Lee Bryan, a Director and a principal of the Advisor. Any such purchases will be on One Room Systems, Inc.'s standard commercial terms.


           FIDUCIARY RESPONSIBILITY OF THE ADVISOR AND THE DIRECTORS

         The Directors are accountable to the Fund as fiduciaries and are required to exercise good faith and integrity in all dealings with the Fund. This is a rapidly changing area of law and prospective investors should consult their own counsel concerning the Directors' duties. The Advisor will have similar obligations arising out of the Advisory and Management Agreement.


         The Operating Agreement provides that the Directors and the Advisor will have no liability to the Fund for any losses arising out of any act or omission except for acts or omissions of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office ("disabling conduct"). In a published interpretive release, the staff of the SEC has announced its position that such indemnification provisions do not violate the 1940 Act if they provide a reasonable and fair means for
determining whether indemnification shall be made.   The permissible means by
which such a determination could be made include (i) a final a decision on the merits by a court or other body that the person to be indemnified was not liable by reason of disabling conduct; (ii) the vote of a majority of disinterested, nonparty directors; or (iii) a written opinion by independent legal counsel. In the event a claim for indemnification is made, the determination to indemnify the claimant will be made by one of the permissible means. Investors may have a more limited right of action than they would have in the absence of such provisions. The Operating Agreement also provides in certain situations for indemnification of the Directors and the Advisor by the Fund for liabilities they may incur in dealings with third parties on behalf of the Fund.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO THE DIRECTORS, THE ADVISOR AND AFFILIATES OR PERSONS CONTROLLING THE FUND PURSUANT TO THE FOREGOING PROVISIONS, THE FUND HAS BEEN INFORMED THAT IN THE OPINION OF THE SEC, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.


                           FEDERAL INCOME TAX ASPECTS

INTRODUCTION

         EACH PURCHASER OF SHARES (an "Investor") SHOULD CONSULT HIS PERSONAL TAX ADVISOR CONCERNING THE FEDERAL, STATE AND LOCAL TAX LAWS WHICH MAY APPLY TO HIS PARTICIPATION IN THE FUND.

         The following discussion is a summary of the material federal tax considerations which may be relevant to an investment in the Fund and is not intended as a substitute for personal tax planning and professional tax advice with regard to an investment in the Fund. The tax consequences of an investment in the Fund will vary substantially for each Investor based upon such factors as the Investor's sources and levels of income, the nature of his investment portfolio and the nature and amount of his tax deductions unrelated to the Fund, and therefore, the advisability from a tax standpoint of any investment in the Fund depends primarily upon the income tax situation of a particular Investor. NO RULINGS HAVE BEEN OR WILL BE REQUESTED FROM THE INTERNAL REVENUE SERVICE (THE "IRS" OR THE

"SERVICE") WITH RESPECT TO ANY OF THE MATTERS DESCRIBED HEREIN. IN READING THE DISCUSSION WHICH FOLLOWS, IT SHOULD BE NOTED THAT COUNSEL HAS GIVEN ADVICE ONLY AS TO SUCH MATTERS AS ARE SPECIFICALLY STATED HEREIN TO BE THE OPINION OF COUNSEL.

         The opinion of Moore & Van Allen, PLLC, Charlotte, North Carolina ("Counsel" to the Fund), has been rendered only in connection with the material federal income tax issues arising from an investment in the Fund. The discussion of the federal income tax considerations relating to an investment in the Fund and Counsel's opinion, where specifically rendered, are based upon representations of the Advisor and a review of other documents and information, which Counsel believes to be pertinent to the Offering. Counsel has made inquiry into relevant facts, and is satisfied that the material facts are accurately and completely described in the offering materials. An independent verification by Counsel of the asserted facts was not required under existing Treasury Regulations, however, because Counsel has no reason to believe that any relevant facts asserted to Counsel or representations, documents or other information relied on by Counsel are untrue. ANY MODIFICATION OR ALTERATION OF ANY FACTS, REPRESENTATIONS OR OTHER INFORMATION RELIED ON BY COUNSEL IN ITS INQUIRY COULD ADVERSELY AFFECT THE FOLLOWING DISCUSSION AND COUNSEL'S OPINIONS DESCRIBED HEREIN.


         The discussion contained herein and Counsel's opinions, where specifically rendered, are based on existing statutory law contained in the Internal Revenue Code of 1986 (the "Code" and, with respect to a particular section, "Code Section") treasury regulations, court decisions, published revenue rulings and revenue procedures of the IRS through the date of this Registration Statement. No assurances can be given that existing tax laws, regulations and rulings, and judicial decisions will not be amended, modified, altered, or reversed at any time and applied either retrospectively or prospectively. Any such changes may adversely affect the following discussion and the opinions of Counsel described herein and the anticipated tax consequences of an investment in the Fund.


         There have been a number of pieces of major tax legislation passed by Congress in recent years, many provisions of which have not been interpreted by regulations or other authority. Investors should be aware that they may be adversely affected, perhaps, retroactively, by the resolution of current uncertainties in the tax laws or by future legislature, judicial or administrative changes.

         In the opinion of Counsel, subject to certain conditions, limitations and restrictions expressed herein it is more likely than not that: (1) the Fund will be treated as a partnership for federal income tax purposes; and (2) items of Fund income, gain, loss, deduction and credit allocated to the Investors in accordance with the Agreement will be respected pursuant to Code
Section 704. No opinion is expressed with regard to the deductibility of any fees paid to the Advisor and affiliates, because of the inherently factual nature of the reasonableness and character of such fees and the absence of clear authority regarding these issues.

         The factual basis for the opinions of Counsel on the material tax issues is set out hereinafter, along with other information pertaining to the federal tax consequences of an investment in the Fund. A copy of the opinion of Counsel may be obtained from the Advisor.

         The discussion below is directed primarily to individual Investors who are United States citizens. A potential Investor which is a corporation, trust, estate, tax-exempt organization or nonresident alien should consult his or its own tax counsel regarding the specific rules applicable to an investment in the Fund.

CLASSIFICATION AS A PARTNERSHIP FOR TAX PURPOSES

         The Fund has not and will not apply for a ruling from the IRS that the Fund will be classified as a partnership and not as an association taxable as a corporation for federal income tax purposes. Rather, the Fund will rely upon the opinion of Counsel as to the tax status of the Fund. In the opinion of Counsel, the Fund as constituted under the Operating Agreement should be classified as a partnership and not as an association taxable as a corporation for federal income tax purposes. Counsel's opinion is subject to the conditions that the organization and operation of the Fund is in accordance with the North Carolina Limited Liability Company Act and the Operating Agreement.

         Counsel's opinion is based upon Regulations Section 301.7701-2 and -3 which indicate that an organization will be classified as a partnership for federal tax purposes where the organization possesses no more than two of the following four specified corporate characteristics" (1) continuity of life,
(2) centralization of management, (3) limited liability, and (4) free transferability of interests. The Regulations further indicate that, in some cases, other factors may be significant in determining the proper classification of an organization. Treas. Reg. Section 301.7701-2(a). See Phillip G. Larson, 66 T.C. 159 (1976) (other factors not of critical significance independent of their bearing on the four major characteristics); Acq., Rev. Rul. 79-106, 1979-1 C.B. 448.

         Counsel's opinion that the Fund will not have more corporate characteristics than noncorporate characteristics results from the following analysis.

         a. Continuity of Life. Under the Regulations, the corporate characteristic of continuity of life exists if the death, insanity, bankruptcy, retirement, resignation, or expulsion of any member of the organization will not cause a dissolution. Pursuant to the Operating Agreement, any of such events with respect to certain of the Directors will result in the dissolution of the Fund unless a majority in interest of the Investors vote to continue the Fund and, if necessary, appoint a new Director. While the Directors subject to such dissolution events may or may not be members of the Fund, Counsel believes that the applicability of such dissolution events with respect to such Directors results in a meaningful possibility of the dissolution of the Fund, in contrast to a corporation which would not be dissolved upon the happening of such events to its directors.

         Thus, based on the foregoing, the Fund should not be deemed to possess the corporate characteristic of continuity of life.

         b. Centralized Management. An organization is considered to have centralized management if any person (or group of persons that does not include all members) has continuing exclusive authority to make the management decisions necessary to the conduct of the business for which the organization was formed. Accordingly, the corporate characteristic of centralized management would likely be found to exist because all of the interests in the Fund will be owned by the Investors and the Directors have management authority.

         c. Limited Liability. The corporate characteristic of limited liability exists if under local law there is no member of the organization who is personally liable for the debts of, or claims against, the organization. Because of the statutory limitation of liability of Members pursuant to the North Carolina Limited Liability Company Act, the corporate characteristic of limited liability will exist with respect to the Fund.

         d. Free Transferability of Interests. Finally, an organization is considered under the Regulations to have free transferability of interests if each of its members or those members owning substantially all of the interests in the organization have the power, without the consent of the other members, to substitute for themselves in the same organization a person who is not a member of the organization. Such substitution of interests must confer on the transferee all the attributes of the transferor's interest in the organization. Treas. Reg. Section 301.7701-2(e)(1).

         The court in Larson concluded that a requirement in a partnership agreement permitting the assignment of limited partners' interests in the Fund with the consent of the general partner, which consent could not be unreasonably withheld, was not a restriction on transfer. Hence, the partners' interests were held to be freely transferable. To the contrary, however, free transferability would appear not to exist in the case where an assignee could become a substitute limited partner only with the consent of the general partner when there is no additional mandate in the partnership agreement that such consent may not be unreasonably withheld. See Treas. Reg. Section 301.7701-3(b)(2) Example 1.

         Because the Operating Agreement requires the unrestricted consent of the Directors before an assignee may become a substitute Investor, Counsel is of the opinion that the corporate characteristic of free transferability of interest should not be found to exist.

         In analyzing whether an unincorporated organization has more corporate characteristics than noncorporate characteristics, Larson and the Regulations suggest that the four major characteristics are to be accorded equal weight except that the characteristic of free transferability will be accorded less significance when it exists in "modified" form such that each member is first required to offer his interest to the other members. Thus, based on the above analysis, the Fund should have only two corporate characteristics -- centralized management and limited liability -- and such corporate characteristics should not cause the Fund to be treated as an association taxable as a corporation.

         This conclusion has been reached despite the presence of other factors, such as the promotion of the Fund by means of a Private Placement Memorandum, that might constitute corporate characteristics. See Zuckman v. United States, 524 F.2d 721 (Ct. Cl. 1975); Reg. Section 301.7701-2(a)(3); Rev.
Rul. 79-106, supra. The IRS has recently issued Rev. Proc. 95-10 setting forth conditions under which the IRS will issue an advance ruling on the tax classification of a limited liability company. The Fund will not meet all of the conditions of Rev. Proc. 95-10, and accordingly would likely be unable to obtain a ruling from the IRS as to its tax classification. No ruling will be requested from the Service with respect to this or any other issue discussed in this Registration Statement. Although the Rev. Proc. 95-10 conditions relate only to the issuance of an advance ruling and do not necessarily represent the litigation position of the Service, it is possible that the Service will seek to classify the Fund as a corporation.

         Classification by the Service of the Fund as an association taxable as a corporation for income tax purposes would result in dramatic changes in the tax treatment of the Fund's transactions, most notably (i) income, gain, loss, deductions and credits would not flow through to the Investors for reporting on their own individual income tax returns, (ii) distributions to the Investors would be treated as corporate distributions, subject to tax as ordinary income in certain circumstances, and (iii) the taxable income of the Fund would be subject to the corporate federal income tax. The Fund intends to contest any contention by the IRS that the Fund constitutes an association taxable as a corporation unless such contention is based upon a clearly applicable substantive change of law. Such a contest might result in the Fund incurring a liability for substantial legal fees.

PUBLICLY TRADED PARTNERSHIPS.

         Code Section 7704 provides that certain publicly traded partnerships will be treated as corporations for tax purposes. A publicly traded partnership is defined as a partnership whose shares are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof.

         The Advisor has represented to the Fund and its Counsel that Shares will not be traded on a established securities market nor will any other trades be permitted if after such trade the Fund will not be classified as a partnership for federal income tax purposes or will the same be offered with the expectation that there will be a secondary market for such interest. Under the Operating Agreement, the Fund may require, as a condition precedent to transfer of a Fund interest, delivery to the Fund of an opinion of counsel that the transfer will not violate such restriction. While the Fund and the Selling Agent may, in their discretion, assist Investors in disposing of or purchasing Shares, the same will be limited to isolated transactions. The Advisor has represented to Counsel that under no circumstances will the Fund, the Advisors or the Selling Agent undertake a course of conduct which would cause the Fund to be treated as a publicly traded partnership.

         Based upon the placement of the Shares as proposed by the Advisor, it is likely that the Fund will not be classified as a publicly traded partnership under Code Section 7704.

FEDERAL TAXATION OF INVESTORS

         Subchapter K of the Internal Revenue Code provides that an entity classified as a partnership shall not be subject to federal income tax. Instead, a partnership must file an annual information return setting forth all items of income, gain, loss, deduction, credit and tax preference of the Fund. The Fund must furnish to each Investor information containing the partner's distributive share of the income, gain, loss, deduction, credit and tax preference, together with such other information as may be required by the Regulations. A partner's ability to deduct a share of partnership losses or deductions is subject to many restrictions: (a) partnership level items can be deducted by a partner only if such items are property allocated to him, (b) a partner may not deduct partnership losses in excess of his basis in his partnership interest, (c) a partner's ability to deduct losses from a partnership activity are restricted by his amount "at risk" in such partnership activity and (d) a partner's ability to deduct net losses from a limited partnership will generally be limited by the passive activity loss restrictions. All Investors will be taxed on their allocable shares of the Fund's taxable income whether or not that income is actually distributed. Investors should note that the preparation and filing of any individual return of an Investor and the payment of any taxes, penalties or interest due on account of such return will be the sole responsibility of each Investor.

PASSIVE ACTIVITY RULES

         Certain taxpayers (including individuals, certain closely-held C-corporations and certain personal service corporations) generally may deduct their losses from so-called "passive activities" only to the extent of their income from passive activities. Similarly, tax credits from passive activities generally may be used only to offset tax liabilities attributable to passive activities. The following discussions address the passive and portfolio activity restrictions only as they affect individual Investors.

         Passive activities generally include any activity involving the conduct of a trade or business in which the taxpayer does not materially participate (such as an investment in a limited partnership) and any activity involving the receipt of payments principally for the use of tangible property (such as rental real estate or equipment leasing). Passive activities do not include a taxpayer's employment or day-to-day business, nor portfolio investments (e.g., dividends, royalties, and interest), and thus, income from those sources cannot be sheltered by passive activity losses. An investment in the Fund is not expected to constitute an investment in a passive activity, as the Fund's investment activities are not expected to rise to the level of a trade or business for this purpose. Rather, the Investors' allocable shares of Fund income will likely be portfolio income, which cannot be offset by passive losses from other sources.

CASH DISTRIBUTIONS TO INVESTORS

         The tax treatment of cash distributions to the Investors should be distinguished from the tax treatment of the Investors' shares of income and loss, which is discussed above. Cash distributed to an Investor from the Fund will not be taxable unless it exceeds the basis of the Investor's Shares. However, cash distributions will reduce the tax basis of the Investor's Shares, although not below zero. If a distribution exceeds the partner tax basis, the excess is taxed as gain from the sale of the Shares.

INVESTOR'S TAX BASIS IN THE FUND

         Code Section 704(d) permits a partner to deduct his or her distributive share of partnership loss, if any, only to the extent of the adjusted basis of such partner interest in the partnership at the end of the partnership year in which such loss occurred. Any excess of loss over basis, however, may be carried over indefinitely and deducted if, and to the extent that, at the end of any succeeding taxable year the tax basis of the partner interest in the partnership exceeds zero.

         An Investor's adjusted tax basis in his or her Shares will initially be determined by the amount of his or her contributions to the Fund represented by the purchase price of the Shares. The Investor's basis will be increased by his or her distributive share of the Fund's taxable income and tax-exempt income, if any.

         Conversely, the Investor's adjusted tax basis in the Shares will be decreased, but not below zero, by the Investor's proportionate share of: (1) cash (and property) distributions and (2) Fund losses and nondeductible expenditures.

         In addition to the above increases and decreases, an Investor's adjusted tax basis in the Shares can also be affected by Fund liabilities and liabilities to which Fund assets are subject. Code Section 752(a) provides for an increase in a partner's tax basis to the extent of his share of partnership liabilities. However, the Fund does not anticipate incurring significant amounts of liabilities.

LIMITATION ON DEDUCTION OF LOSSES - AT RISK PROVISIONS

         Section 465 generally limits an individual's deductions for losses from an activity to the aggregate amount such individual has economically placed at risk and, thus, could actually lose from the activity. Amounts considered to be at risk generally include the amount of money and the adjusted basis of property contributed to the activity and amounts borrowed on which the individual is personally liable or has pledged property, other than property used in the activity. An individual is not considered to be at risk with respect to amounts protected against loss through nonrecourse financing or similar arrangements.

ALLOCATIONS OF FUND INCOME AND LOSS

         The Fund will rely on the opinion of Counsel as to the validity of allocations of Fund income, gain, loss, deduction or credit. Based upon Counsel's conclusion that allocations made pursuant to the Agreement will be in accordance with the current provisions of the Code and the accompanying Regulations, including Regulations issued in December, 1985, Counsel is of the opinion that such allocations should be respected.

         The conclusion that allocations made in accordance with the Agreement will be sustained is based upon the following discussion. Code Section 704(a) provides generally that a partner's distributive share of income, gain, loss, deduction or credit will be determined by the partnership agreement unless otherwise provided in the Income Tax Chapter of the Internal Revenue Code. Code
Section 704(b) indicates, however, that where the agreement does not have "substantial economic effect," each partner's distributive share must be determined in accordance with the partner's interest in the partnership, determined by taking into account all facts and circumstances. The question of whether a partnership allocation has substantial economic effect requires an inherently factual determination.

         Regulations under Code section 704(b) set forth specific criteria for determining whether an allocation has substantial economic effect. Such Regulations set forth a two part test which initially requires that the allocation have economic effect and, thereafter, requires that the economic effect be substantial.

         a. Economic Effect. An allocation will be considered to have economic effect under the "Primary Economic Effect Test" of the Final Regulations if throughout the full term of the partnership, the partnership agreement provides: (i) for the determination and maintenance of capital accounts in accordance with the Final Regulations; (ii) liquidation proceeds upon dissolution of the partnership are to be distributed in accordance with the partners' positive capital account balances determined after taking into account all capital account adjustments for the partnership taxable year during which such liquidation occurs; and (iii) any partner with a deficit capital account following the liquidation of his or her interest in the partnership is required to restore the amount of such deficit to the partnership, to be paid to creditors or distributed to partners with positive capital account balances.

         The Operating Agreement does not require the Investors to fund deficit capital account balances. Therefore, the Primary Economic Effect Test will not be satisfied by the Fund. However, the allocations of net income and net loss to the Investors will be respected if the Alternate Economic Effect Test is satisfied (see discussion below) or if the allocations to the Investors otherwise are in accordance with the Investors' interests in the Fund (also discussed below).

         If the Primary Economic Effect Test is not satisfied, the Section 704 Regulations provide an alternate test for economic effect (the "Alternate Economic Effect Test") under which allocations of Fund tax items which do not reduce an Investor's capital account below zero (or increase a deficit balance in such person's capital account) will nevertheless have economic effect if requirements (i) and (ii) of the Primary Economic Effect Test are satisfied and if the partnership agreement contains a "qualified income offset"; i.e., the partnership agreement provides that a partner who unexpectedly receives an adjustment, allocation or distribution of certain prescribed items which cause his capital account to fall below zero will be allocated income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. The Operating Agreement contains such a provision.

         The Section 704 Regulations provide a special set of tests where losses are attributable to nonrecourse debt. In order for allocations of such losses to be deemed to be in accordance with the "partners' interests in the partnership," the following requirements must be met: (i) the capital account maintenance and capital account liquidation rules set forth in the Section 704 Regulations, as described above, must be satisfied throughout the term of the partnership; (ii) nonrecourse deductions must be allocated in a manner "reasonably consistent" with allocations, which have substantial economic effect, of some other significant item (other than minimum gain) attributable to the property securing the nonrecourse liabilities; (iii) the partnership agreement must contain a "minimum gain chargeback" provision; and (iv) all other material allocations and capital account adjustments must be valid under the Section 704 Regulations. For purposes of requirement (v), minimum gain generally is the gain a partnership would have to recognize if the property securing the partnership's nonrecourse debt were foreclosed upon, which typically would be the excess of the amount of the debt over the tax basis of the property. A "minimum gain chargeback" provision provides that if there is a decrease in the partnership's minimum gain during the year, all partners with deficit capital account balances at the end of the year will be allocated items of income and gain for that year so as to eliminate the deficits as quickly as possible. The Operating Agreement contains such a provision.

         b. Substantiality. The economic effect of a partnership allocation must further be substantial under the Final Regulations. An effect is substantial when there is a reasonable possibility that the allocations will substantially affect the dollar amounts to be received from the partnership, independent of tax consequences. One general rule and two specific rules must be satisfied. The general rule renders an allocation's economic effect insubstantial if, at the time the allocation becomes a part of the partnership agreement:

(1) the after-tax economic consequences of at least one partner may, in present value terms, be enhanced compared to such consequences if the allocation (or allocations) were not contained in the partnership agreement, and

(2) there is a strong likelihood that the after-tax economic consequences of no partner will, in present value terms, be substantially diminished compared to such consequences if the allocations were not contained in the partnership agreement. Treas. Reg. Section 1.704-1(b)(2)(iii)(a).

         The two specific rules for substantiality relate to the shifting of tax consequences and to transitory allocations. Under the shifting of tax consequences rule, an allocation's economic effect is deemed insubstantial if, at the time the allocation became a part of the partnership agreement, there is a strong likelihood that (1) the net adjustments to the partners' capital accounts for the taxable year would not differ from the net adjustments if the allocations were not in the partnership agreement, and (2) the total tax liabilities for the partners would be less than if the allocations were not in the partnership agreement, taking into account the partners' respective nonpartnership tax attributes. Treas. Reg. Section 1.704-1(b)(2)(ii)(b).

         The transitory allocations rule looks to whether the partnership agreement provides for the possibility that one or more original allocations will be largely offset by one or more other allocations, or "offsetting allocations." Provided an offset will not likely occur within 5 years, the transitory allocation rule will not render the economic effect of the allocations insubstantial. Treas. Reg. Section 1.704-1(b)(2)(iii)(c).

         The Operating Agreement provides that if an allocation of net loss to an Investor would reduce his or her capital account below zero (or increase a deficit balance in the capital account), such allocation will instead be made to Investors having positive capital account balances. The Operating Agreement also contains a "qualified income offset" provision and a "minimum gain chargeback" provision requiring that in certain situations where an Investor's capital account balance falls below zero at the end of any year, the Investor will be allocated items of income and gain as quickly as possible to the extent necessary to eliminate the deficit capital account balance. In addition, the Operating Agreement provides (i) for the determination and maintenance of the Investors' capital accounts in accordance with the Section 704 Regulations; and
(ii) that liquidating distributions will in all cases be made in accordance with the positive capital account balances of the Investors. Counsel is of the opinion that, based on these factors, and the Section 704 Regulations, it is more likely than not that the Funds's allocations of net income and net loss to the Investors will not be substantially modified if challenged by the IRS.

         The Operating Agreement gives the Directors the right to amend the tax allocation provisions of the Operating Agreement to take account of any amendments to Code Section 704 or the Regulations thereunder or any administrative or judicial interpretations thereof.

         If the allocations are determined not to have the requisite substantial economic effect, then each partner's distributive share would be determined in accordance with the partner's interest in the Fund by taking into account all facts and circumstances. The allocations that might result from a successful challenge by the Service could be less favorable than those set forth in the Operating Agreement.

RETROACTIVE ALLOCATIONS

         Items of partnership income, gain, loss, deduction or credit are allocable to a partner only if realized, paid or incurred by the partnership during the portion of the year in which the partners are admitted to the partnership and not retroactively to periods prior to entry.

         In 1984, the IRS issued a news release (IR-84-129) announcing that partnerships using the "interim-closing-of-the-books" method to take into account the varying interests of partners during a taxable year will be permitted to use a "semi-monthly convention" pursuant to which the varying interests of partners used to determine their distributive shares of partnership items is determined by treating partners entering during the first 15 days of the month as entering on the first day of the month and partners entering after the 15th day of the month as entering on the 16th day of the month. It is likely that the Internal Revenue Service will permit partnerships to use other conventions not described in this news release. For example, the release states that the IRS is preparing regulations that will address this and other issues, "including the possible use of other conventions..." Further, the Conference Committee Report accompanying the enactment of the relevant Internal Revenue Code provision provides that "the conferees understand that the Secretary will provide for a monthly convention by regulation... Under this convention, partners entering after the 15th day of a month will be treated as entering on the first day of the following month and partners entering during the first 15 days of a month will be treated as entering on the first day of the month. The Fund intends to use such a monthly convention. Thus, any Investors who are admitted to the Fund on an early date will be allocated a larger share of Fund income, losses, credits and deductions than Investors entering the Fund at a later date.

DEDUCTIBILITY OF MISCELLANEOUS EXPENSES

         Under Section 67 of the Internal Revenue Code, non-corporate taxpayers may deduct certain miscellaneous expenses (e.g., investment advisory fees, tax preparation fees, unreimbursed employee expenses, subscriptions to professional journals, etc.) only to the extent such deductions exceed in the aggregate 2% of the taxpayer's adjusted gross income. Each Investor's share of the management fee paid by the Fund to the Advisor will be included among the miscellaneous expenses potentially subject to the 2% floor. However, corporations and tax exempt organizations are not affected by the 2% floor.
For individual taxpayers, such expenses are also potentially subject to the overall limitation of itemized deductions to the excess of such deductions over the lesser of (i) 3% of the difference between the Investor's adjusted gross income and the "applicable amount" ($111,800 for individuals and married couples filing jointly, and $55,900 for married individuals filing separately) or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year.

DEDUCTIBILITY OF FEES AND OPERATING EXPENSES GENERALLY

         The Fund may incur and deduct certain items that may be subject to close scrutiny by the IRS to determine whether they represent expenses of the Fund that are currently deductible, rather than capital expenditures or expenditures that cannot provide any present or future tax benefit.

         a. Reasonableness. In determining whether an expenditure is properly deductible, the Service, upon audit, would make a facts and circumstances inquiry as to the "reasonableness" of the expenditure. Generally an expenditure is determined to be reasonable where it is paid or incurred as the result of arm's-length negotiations between unrelated parties. Under the Operating Agreement and the Advisory and Management Agreement, certain expenditures incurred on behalf of the Fund will be paid by the Fund to the Advisor or affiliates for services rendered by the Advisors or affiliates on behalf of the Fund. The Service, upon examination, may challenge any of such fees or reimbursements as being excessive and not reasonable. Accordingly, to the extent the Fund could not establish the reasonableness of such expenses, they would be disallowed. On the other hand, expenses arising from arm's-length negotiations between unrelated parties should be respected as reasonable. The Advisor anticipates that any such fees or reimbursements will be reasonable in amount and properly deductible.

         b. Capitalization or Amortization Requirement. In addition to the above requirement, an expenditure that has a useful life extending substantially beyond the tax year in which it was made will not be currently deductible. Instead, such expenditure must be capitalized or amortized. Treas. Reg. Section 1.461-1(a), 1.263-2(a). Case authority and revenue rulings indicate that an expenditure must be capitalized or amortized when it has a useful life in excess of one year.

DEDUCTIBILITY OF ORGANIZATION AND SYNDICATION EXPENDITURES

         The Fund is expected to incur significant expenses for the offer and sale of the Shares and for other syndication expenses. These amounts and any other organization and syndication expenses, although financed by the deferral of part of the purchase price of the Property, will be paid by the Fund. The treatment of such expenditures should be as follows:

         Under Code Section 709, a partnership is not permitted a current deduction for organization expenses, but may elect to amortize such expenses over a period of not less than sixty months. Organization expenses include those expenses which are incident to the creation of the partnership, chargeable to a capital account, and are of a character which, if expended incident to the creation of a partnership having an ascertainable life, would be amortized over such life. Illustrative of organization expenses, the Regulations list legal fees for services incurred in negotiating and preparing the partnership agreement, accounting fees for the establishment of a partnership accounting system and certain other filing fees. The Regulations indicate that the organization expenses to which the election to amortize applies include only those expenditures incurred before the end of the taxable year in which the partnership begins business. No amortization of any organization expenditures incurred after the first year of Fund operations is permitted.

         Syndication expenses, to the contrary, are specifically excluded from classification as organization expenses. Accordingly, such expenses must be capitalized and are non-deductible and non-amortizable. The Regulations define syndication expenses as expenses connected with the issuing and marketing of interests in the partnership. Examples include brokerage fees, registration fees, and legal fees of the issuer for securities advice and advice pertaining to the adequacy of tax disclosures in the placement memorandum. Hence, selling commissions paid to the Selling Agent for offering and selling the Shares will not be deductible in any event.

SALE OR OTHER DISPOSITION OF AN INVESTOR'S INTEREST

         The Operating Agreement places certain restrictions on an Investor's ability to assign, sell or otherwise dispose of his or her Shares. The following discussion assumes that the Investor complies in all respects with the requirements of the Operating Agreement.

         Investors should be aware that they may be unable to sell their interests because no market for such interests may exist. In the event an Investor does dispose of his or her interest, however, such Investor's gain or loss will be determined by the difference in the amount realized and the adjusted basis of his interest.

         Any gain or loss realized by a limited partner on a sale of a partnership interest is generally taxable as long-term capital gain or loss if the selling Investor has held his interest for longer than one year.

         Investors should also note that under Code Section 708(b)(1)(B) a partnership is terminated for federal tax purposes if, within a 12-month period, there is a sale or disposition (other than by gift or inheritance) of 50 percent or more of the total interest in partnership capital and profits. Notwithstanding that a partnership may continue under state law, the Regulations indicate that where a partnership is technically terminated pursuant to Code Section 708(b)(1)(B), the partnership will be deemed to distribute all its property to the purchaser(s) and remaining partners in accordance with their pro rata interests in liquidation of the "old" partnership, and the purchaser(s) and remaining partners will be deemed to contribute all the property to a "new" partnership. In addition, a termination under Code Section 708 will result in the closing of the Fund's taxable year pursuant to Code Section 706(c). Such termination of the Fund and closing of Fund tax year could have an adverse impact on the Investors.

         However, the admission of new partners (such as the Investors) to a partnership does not generally give rise to a Section 708 termination, even though the interests of existing partners are reduced by 50% or more. See Rev. Rul. 75-423, 1975-2 CB 260.

         In order to prevent a termination of the Fund under Code Section 708 as a result of sales or exchanges of 50 percent or more of the partnership profits and capital interests, Section 7.1 of the Operating Agreement has a prohibition against any sales, assignments, or exchanges, which in the opinion of Counsel, would cause a Code Section 708 termination. Thus, as long as the Investors adhere to the Agreement, problems inherent in a Code Section 708 technical termination should not arise with respect to the Fund.

SALE OR OTHER DISPOSITION OF FUND ASSETS

         In the event the Fund disposes of any securities of its Portfolio Companies, gain or loss will be realized and recognized under Code Section 1001, which provides that gain or loss is generally equal to the difference between the amount realized and the adjusted basis.

         Fund investments or sales of Fund assets may generate income that is taxable to the Investors, regardless of whether actual distributions are made. However, the Advisor believes that such an event is highly unlikely, and that the Fund will be able to make distributions to Investors sufficient to allow Investors to pay income taxes attributable to their ownership of Shares in the Fund.

TARGETED CAPITAL GAINS EXCLUSION

         The Revenue Reconciliation Act of 1993 added to the Code Section 1202, which permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must at the time of issuance and immediately thereafter have assets of not more than $50,000,000 and be actively engaged in the conduct of a trade or business not excluded by law. Per investor and per investment, any gain, 50% of which may be excluded, may not exceed the greater of ten times the cost of the investment or $10,000,000. For the purpose of this limitation, an investment company is treated as a single investor. It is possible that in some cases investments made by the Fund will be in qualified small business stock, that the Fund will hold such stock for more than five years and that the Fund will ultimately dispose of such stock at a profit. If that were to occur, each Investor who held his or her Shares at the time the Fund purchased the qualified small business stock and at all times thereafter until the disposition of such stock by the Fund would be entitled to exclude from his or her taxable income 50% of such Investor's share of such gain, whether distributed or deemed distributed. One half of any amount so excluded would be treated as a preference item for alternative minimum tax purposes.

NORTH CAROLINA CREDITS FOR INVESTMENT IN QUALIFIED BUSINESSES

         Individual Investors in the Fund may under certain circumstances be entitled to credits against their North Carolina income taxes. To the extend the Fund invests in certain "qualified businesses," the Fund will be eligible for up to a 25% credit in the year following the investment, which will be allocated to all Investors in accordance with their interests in the Fund. However, qualifying for these tax credits will not be an overriding concern as to the making or liquidation of portfolio investments.

REGISTRATION AS QUALIFIED GRANTEE BUSINESS

         The Fund has been registered with the State of North Carolina as a "qualified grantee business" for purposes of the credit against North Carolina income taxes for investments in qualified business ventures and qualified grantee businesses. Subject to the following discussion and the other qualifications discussed in this Registration Statement, individual Investors in the Fund who have North Carolina taxable income may claim as a credit against North Carolina income taxes an amount equal to 25% of their investment in the Fund up to a maximum credit of $50,000.

         The credit is available for the year following the year of investment in the Fund, so for investors admitted to the Fund in 1995 the credit would be available against North Carolina income taxes for the year 1996 and available for carryforward for up to five years. An Investor must file a claim for the credit with the North Carolina Department of Revenue by April 15 of the year following the year in which the investment is made (i.e., by April 15, 1996 for Investors admitted to the Fund in 1995).

         The maximum amount of credits available to all taxpayers in any year is $12,000,000. If the total amount of credits claimed is greater than the amount available, the state will allocate the available credits among claimants on a pro rata basis. Investors will be notified of any reduction in claimed credits as a result of such allocation on or before December 31 of the year following the year in which the investment is made.

         The credit for investment in the Fund would be independent of any credits which might be claimed by the Fund and allocated to the Investors in respect of the Fund's own investment in qualified

North Carolina business ventures, although each Investor would be subject to an additional limitation in an aggregate amount of $50,000 per year for both types of credit. Any aggregate unused credits from these two sources may be carried forward for up to five years. An Investor's basis in Shares of the Fund is generally required to be reduced for North Carolina purposes for credits allowed.

         THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE EXPLANATION OF THE NORTH CAROLINA CREDIT FOR INVESTMENTS IN QUALIFIED BUSINESSES. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE AND LOCAL TAX LAWS WHICH APPLY TO THE INVESTOR'S PARTICIPATION IN THE FUND.

UNRELATED BUSINESS TAXABLE INCOME

         Certain entities, such as charitable and other organizations described in Section 501(c) of the Code and trusts formed as part of profit sharing or pension plans that qualify under Section 401(a) of the Code, are generally exempt from tax. In addition, participants in pension plans normally do not recognize gains or losses incurred by or passed through to such plans. The Fund is permitted to sell interests to such tax-exempt entities. However, investment by such entities involves complex tax, regulatory, and business issues. THEREFORE, TAX-EXEMPT ENTITIES SHOULD CONSULT THEIR TAX AND BUSINESS ADVISORS BEFORE INVESTING IN THE FUND.

         Although tax-exempt entities do not generally pay taxes, such entities are subject to tax on their unrelated business taxable income ("UBTI"), defined below. An entity that generates UBTI is taxed on that income at regular corporate or trust rates, as applicable. If the Fund generates income that would be UBTI if generated by the tax-exempt Investor, such Investor will realize UBTI whether or not such UBTI is actually distributed from the Fund. Even though an Investor is allocated UBTI, this allocation will generally not affect the tax-exempt status of the entity.

         UBTI is the gross income derived by a tax-exempt entity from an unrelated trade or business less the deductions mentioned above. Items that are generally excludable from UBTI include dividends, gains from the sale or exchange of property held for investment, rents from real property, interest, and rents from personal property being leased as an incident to real property. Therefore, it is anticipated that the operations of the Fund will not generate UBTI to tax-exempt Investors.

         Under the Fund Operating Agreement the Fund will use its best efforts so as not to make any investment, incur any liability, or otherwise take any action which would result in the realization by a tax-exempt member of "unrelated business taxable income" within the meaning of Section 512 of the Internal Revenue Code.

CODE SECTION 754 ELECTION

         The Operating Agreement gives the Directors the power to cause the Fund to make a Code Section 754 election. Such an election would permit the Fund to make adjustments to the basis of the Fund Property: (1) under Code
Section 734(b) in the case of certain distributions of cash and Fund property, and (2) under Code Section 743(b) in the case of certain transfers of an interest in the Fund by a sale or exchange or upon the death of an Investor.

         In the first instance, the adjustment is permitted to prevent double taxation of the gain from appreciation in the value of the Property. For example, where a withdrawing Investor receives a cash distribution in exchange for his Fund interest, such distribution would include any increase in the value of his interest resulting from appreciation in the Property. The Investor would likely recognize gain on the distribution from the appreciation, but since he received cash rather than property, the property which had appreciated in value would get no corresponding increase in basis in the "hands" of the Fund as a result of the gain recognized by such Investor. Should the Fund thereafter sell the appreciated property, the remaining Investors would be forced to recognize gain from the appreciation in value of the property, including the distributee-Investor's proportionate share of the gain which he had previously realized and recognized. The adjustment, therefore, allows the Fund to obtain an increase in the basis of certain assets to the extent of the gain recognized by the distributee-Investor from the appreciation in the value of the Property.

         With regard to a transferee, Code Section 743(b) permits the Fund to adjust the basis of Fund property (with respect to the transferee-Investor only) so that the transferee-Investor's proportionate share of the adjusted basis of such property is equal to the initial cost basis of his Fund interest. If such partner's cost basis includes amounts attributable to appreciation in the value of the Property, the election will generally result in the transferee-Investor recognizing less taxable income upon the disposition of the property.

         Certain disadvantages may result from making the Code Section 754 election. One problem is that once the election is made, it will apply with respect to all subsequent distributions of property by the Fund and to all subsequent transfers of interests in the Fund. Thus, in the event the Property is declining in value, rather than appreciating, the election will be unfavorable to the remaining partners in the case of a distribution to which 734(b) would apply, and unfavorable to the transferee in the case of a sale or exchange to which 743(b) would apply. Secondly, a Code Section 754 election could require a costly appraisal upon a distribution to an Investor or a transfer of an Investor's interest. Investors should note, however, that if the election is not made, an Investor's interest is likely to be less marketable.

STATE AND LOCAL TAXES

         Investors should consider the potential state and local income tax consequences of an investment in the Fund. Each Investor is advised to consult his own tax advisor to determine if the state or locality in which he is a resident imposes a tax upon his share of the income or loss of the Fund.

         The Fund's operations will be based in North Carolina, and thus an Investor may be required to report his distributive share of income or loss in North Carolina, whether or not the Investor is a resident. However, the Advisor believes that the activities of the Fund in investing for long-term capital appreciation will not be a "trade or business" and thus nonresidents of North Carolina will not be required to include income from the Fund as North Carolina income.

         Investors should also be aware that the amount of deductions available to the Fund for state income tax purposes may be different from those available for federal income tax purposes in those states which do not fully coordinate with federal income tax principles.


                    INVESTMENT BY EMPLOYEE BENEFIT PLANS AND
                         INDIVIDUAL RETIREMENT ACCOUNTS

         A fiduciary of a pension, profit-sharing, or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider fiduciary standards under ERISA in the context of the plan's particular circumstances before authorizing an investment of all or any portion of such plan's assets in the Fund. Among other factors, such fiduciary should consider

(i) whether the investment satisfies the prudence requirements of Section 404(a)(1)(B) of ERISA, (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, (iii) whether the investment is in accordance with the documents and instruments governing the plan as required by Section 404(a)(1)(D) of ERISA, (iv) whether the value of the investment can be determined annually as required by Section 301(d)(5) of ERISA and Revenue Ruling 80-155, 1980-1 C.B. 84, (v) how the definition of the term "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets" affects the proposed investment, and
(vi) whether a prohibited transaction in violation of Section 406 of ERISA or
Section 408(e)(2) of the Internal Revenue Code of 1986 ("Code") will occur. In addition, persons who control the investments of individual retirement accounts ("IRAs") should consider the applicable items listed above.

         The definition of the term "plan assets" under ERISA and recently finalized Department of Labor regulations must be considered to determine whether the assets held by the Fund will be treated as "plan assets." The treatment of the Fund's assets as "plan assets" is important because it determines whether (a) those who have discretion with respect to the management of the Fund and its assets are considered fiduciaries of an investing plan and thus subject to ERISA's fiduciary duties and liabilities, (b) the other fiduciaries of an investing plan may have improperly delegated asset management responsibility to the management of the Fund, (c) the Fund's assets must be reported to the Department of Labor under ERISA's reporting and disclosure rules, and (d) the prohibited transactions rules under ERISA and the Internal Revenue Code apply to the Fund's activities.

         The "plan asset" regulations will not apply to the Fund if less than 25% of the Shares are held by employee benefit plans. In addition, the regulations will not apply the Fund so long as it qualifies as a Venture Capital Operating Company ("VCOC"). Generally, the regulations define a VCOC as a company which invests at least one-half of its assets in entities in which the company has management rights, which rights are actually exercised to some degree. In determining whether the company has management rights, factors such as the right to elect a director, the right to inspect books and records of a non-public issuer, and ownership of a significant portion of the equity of a non-public issuer will be considered. It is the intention of the Advisor to conduct the operations of Fund so that it falls within the definition of a VCOC.

         In addition to the fiduciary standards under ERISA, fiduciaries of ERISA plans IRAs should consider the unrelated business income tax implications of investing in the Fund. See "Federal Tax Aspects."

                       SUMMARY OF THE OPERATING AGREEMENT

         THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN PROVISIONS OF THE OPERATING AGREEMENT WHICH HAVE NOT BEEN DISCUSSED ELSEWHERE IN THIS REGISTRATION STATEMENT. THIS SUMMARY DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF ALL MATTERS SET FORTH IN THAT DOCUMENT. THIS SECTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE DOCUMENT FILED AS AN EXHIBIT HERETO. (Section references cited below refer to sections in the Operating Agreement, and capitalized terms which are not defined herein are defined in the Operating Agreement.)

CAPITAL CONTRIBUTIONS

         Directors. The Directors are not obligated to make capital contributions to the Fund.

         Investors. Assuming all 1,000 Shares are sold, the Investors will contribute an aggregate of $25,000,000 to the capital of the Fund payable in full upon subscription.

         No Investor may withdraw his or her capital from the Fund without the approval of the Directors, nor will any Investor receive interest on his or her capital. The Directors are not responsible for the return of capital of any Investor.

CASH DISTRIBUTIONS

         The Fund intends to make distribute in the first quarter of each year the net proceeds from dispositions of portfolio investments which occurred during the preceding year, after making provision for expenses, including the payment of management fees, reserves and possible investment in other existing Portfolio Companies. The Fund anticipates that distributions to Investors will in any event be sufficient to defray the Federal and state taxes attributable to the Investors' receipt of taxable income as a result of investment in the Fund. (See "Risk Factors -- Taxable Income.")

ALLOCATION OF PROFITS, LOSSES AND DISTRIBUTIONS

          Net profits and net losses of the Fund shall be allocated to the Investors generally in accordance with their ownership of Shares, provided however that under applicable tax law and the Operating Agreement losses will not be allocated to any Investor that would result in the Investor's having a negative capital account. All distributions and, in general, all allocations to the Investors shall be in proportion to the number of Shares owned by each Investor as compared to the aggregate number of Shares owned by all Investors.

LIMITATION ON TRANSFER OF FUND INTERESTS

         An Investor will be required to covenant that he or she is acquiring the Shares for investment purposes only and not with a view to the resale or transfer thereof. Transfers by Investors of their Shares are prohibited without the written consent of the Directors. If an Investor desires to transfer Shares with the consent of the Directors, the Investor must first give notice to the Directors of the terms of such transfer. In no event shall an assignee of an Investor be substituted as an Investor in the place of his assignor without the prior written consent of the Directors. An assignee who does not become a substituted Investor has no rights in the Fund except to receive his or her share of profits, losses, distributions and benefits to which the assignor would otherwise be entitled. In addition to the consent of the Directors, the following conditions must be met before an assignee of an Investor can become a substituted Investor: (i) a duly executed and acknowledged instrument of assignment has been filed with the Fund setting forth that the assignee becomes a substituted Investor in the place of the assignor, (ii) the Fund interest being acquired by the assignee consists of the entire interest of the assigning Investor, and (iii) the assignor and the assignee execute and acknowledge such other instruments as the Directors may deem necessary or desirable to effect such admission.

         THERE ARE SEVERE RESTRICTIONS ON TRANSFERS OF SHARES AND THERE IS NO LIQUIDITY IN THE INVESTMENT IN THE SHARES.

         In addition, the Directors may in their discretion require as a condition precedent to the transfer of a Fund interest, delivery to the Fund of an opinion of counsel satisfactory to the Directors to the effect that such transfer does not constitute a violation of the Securities Act of 1933, as amended, or any applicable state securities or real estate syndication laws and the transfer will not cause the partnership to cease to be classified as a partnership for federal income tax purposes. Section 708 of the Code provides that a partnership will terminate for federal income tax purposes then 50% or more of the total interests in partnership capital and profits are sold or exchanged within any period of 12 consecutive months. Therefore, the Directors will not permit any assignment which might terminate the Fund for federal income tax purposes. Any assignment of Fund interests to which the Directors do not consent shall be deemed void ab initio.

REPORTS TO INVESTORS

         The Directors will cause the Fund to deliver to the Investors a number of reports including quarterly reports from the Directors and audited annual financial statements, annual balance sheets and annual profit and loss statements; and all information necessary for the preparation of each Investor's federal income tax return including a Form K-l (which shall be delivered on or before March 31 of each year).

TERM OF FUND

         The Fund shall continue for a seven-year term, subject to the Directors' right to extend for up to two additional two-year periods, with additional extensions requiring the consent of the holders of a majority of the Shares, unless sooner terminated upon the happening of any one or more of the following events:

         (a) upon the removal, dissolution, voluntary or involuntary adjudication of bankruptcy, or liquidation or receivership or assignment for the benefit of creditors or other withdrawal of any of the following Directors: W. Clay Hamner, David C. Blivin or E. Lee Bryan, unless a majority in interest of the Investors elect to continue the business of the Fund and, if there is no remaining Director, appoint a new Director; or

         (b) upon the sale (or other disposition) of all or substantially all of the assets of the Fund; or

         (c)     upon the Directors' election to terminate the Fund; or

         (d) upon the occurrence of any event which, under North Carolina law, causes the dissolution or termination of the Fund.

         Upon any termination or dissolution of the Fund, the winding up of the Fund's affairs will be conducted by the Directors or by another person selected by the holders of a majority of the Shares if no Director remains to act as Director. In winding up the Fund, the Directors may arrange for the collection and disbursement to the Investors of future receipts from the Fund's assets, either by themselves or others, or may sell the Fund's assets for such consideration and on such terms as shall be consistent with obtaining the fair market value thereof.

REIMBURSEMENT OF EXPENSES OF THE ADVISOR

         The Operating Agreement and the Advisory and Management Agreement require the Fund to reimburse the Advisor for the amount of direct expenses incurred by it in connection with the investment activities of the Fund, including the cost of attorneys and accountants retained by the Fund. The Advisor will pay out of its management fees certain general overhead and office expenses incurred in the management and administration of the Fund, including personnel costs, utilities, insurance and general travel and entertainment expenses.

MISCELLANEOUS FUND PROVISIONS

         The Directors have the sole right to manage the business of the Fund and no Investor may participate in or control the Fund's business. The Investors have voting rights only in certain limited situations, including the election of the Directors, the approval or termination of investment advisory contracts, the selection of the Fund's accountants, the extension of the term of the Fund after the Director's two discretionary two-year extensions, the amendment of the Operating Agreement, the authorization of certain extraordinary transactions, and certain other items.

         The books and records of the Fund will be available at the Fund's office for inspection by the Investors upon reasonable notice, at reasonable hours, during the business day.

AMENDMENT OF OPERATING AGREEMENT

         The Operating Agreement may generally be amended by the consent of the Directors and the holders of more than 66 2/3 of the Shares. Certain amendments require the unanimous consent of the Investors.




                            FEDERAL SECURITIES ACTS


         The Shares offered hereby were not registered under the 1933 Act. The Shares were offered in compliance with applicable state securities laws and pursuant to an exemption from federal registration under the 1933 Act pursuant to Regulation D as promulgated under the 1933 Act to a limited number of purchasers able to bear the economic risks thereof, with each of such purchasers (or his purchaser-representative) possessing a level of expertise, knowledge and sophistication in matters such as those described herein so as to make intelligently and knowingly a proper economic decision relative to the acquisition of Fund interests. All Investors were required to represent that the Share or Shares being purchased were being acquired for their own account for investment and not with a view to distribution. The Shares may not be sold, transferred or otherwise disposed of by the Investor and must, therefore, be held indefinitely unless they are hereafter registered under the 1933 Act, or, in the opinion of counsel satisfactory to the Fund and its counsel, an exemption from registration under the 1933 Act is available.


         There is no right to require registration of these Shares under the 1933 Act, and, in view of the nature of this transaction, the Fund does not intend to make available the current public information necessary to exempt the Shares from registration under the 1933 Act pursuant to Rule 144 of the 1933 Act. The assignability of the Shares is further limited under the Operating Agreement as above described.


         The Fund is registering as an investment company under the 1940 Act and the Advisor has registered as an investment adviser under the Investment Advisers Act.






                               GLOSSARY OF TERMS

"Advisor" refers to Montrose Venture Partners, LLC, a North Carolina limited liability company whose principal members are W. Clay Hamner, David C. Blivin and E. Lee Bryan.


"Custodian" refers to First Union National Bank of North Carolina

"Director" refers to a person appointed or elected as a member of the Fund's Board of Directors, initially consisting of W. Clay Hamner, David C. Blivin, E. Lee Bryan, Terry Sanford and Wayne M. Rogers.

"Escrow Agent" refers to First Union National Bank, N.A.

"Fund" refers to Southeast Interactive Technology Fund I, LLC, a limited liability company organized under the laws of North Carolina.

"Investors," unless the context requires otherwise, refers to the purchasers of the Shares who will be admitted to the Fund.

"Offering" refers to the offering of Shares to prospective investors under the conditions set forth in this Registration Statement.

"Operating Agreement" refers to that certain Operating Agreement to be entered into by W. Clay Hamner, David C. Blivin and E. Lee Bryan as initial members and filed herewith as an Exhibit.

"Portfolio Company" refers to a company in which the Fund invests.

"Selling Agent" refers to Interstate/Johnson Lane Corporation, Charlotte, North Carolina, which has been retained to offer and sell the Shares to Investors.

"Share" refers to the interest of an Investor representing an initial capital contribution of $25,000.

"Sovereign" means Sovereign Capital Management, Inc., d/b/a Sovereign Advisers.

                           PART C - OTHER INFORMATION


Item 24.         Financial Statement and Exhibits

                 1.       Financial Statements of the Fund          To be filed by amendment.

                 2.       Exhibits                                  The exhibits to this Registration Statement are
                                                                    listed in the Exhibit Index.

Item 25.         Marketing Agreements                               Not Applicable.

Item 26.         Other Expenses of Issuance and Distribution        The following are estimates of the fees and expenses
                                                                    to be incurred by the Fund in connection with the
                                                                    Offering:

                                                                    SEC Registration Fee                        $   1,000
                                                                    Legal Fees                                    120,000
                                                                    Blue Sky Fees                                   9,000
                                                                    Accounting Fees                                40,000
                                                                    Printing Expenses                              10,000
                                                                    Miscellaneous Costs                            70,000
                                                                                                                 --------
                                                                    Total                                        $250,000
                                                                                                                 ========

Item 27.         Persons Controlled by or Under Common              The Fund will not be controlled by or
                 Control                                            under common control with any person other than the
                                                                    Investors whose subscriptions are accepted.

Item 28.         Indemnification                                    See "Fiduciary Responsibility of the Advisor and the
                                                                    Directors."

Item 30.         Business and Other Connections of the              See "Management of the Fund; Conflicts
                 Investment Advisor                                 of Interest; Related Parties and Transactions with
                                                                    Affiliates."

Item 31.         Location of Accounts and Records                   Accounts, books and other records required by
                                                                    Section 31(a) of the 1940 Act will be maintained and
                                                                    kept at the offices of Montrose Venture Partners,
                                                                    LLC at 2200 West Main Street, Suite 900, Durham,
                                                                    North Carolina 27705.

Item 32.         Management Services                                Except as described in Parts A and B of this
                                                                    Registration Statement, the fund is not a party to
                                                                    any material management-related service contract.

Item 33.         Undertakings                                       Not Applicable

                                   SIGNATURE

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Durham, and State of North Carolina, on the 15th day of March, 1996.



                                    SOUTHEAST INTERACTIVE TECHNOLOGY FUND I, LLC


                                    By:   /s/ DAVID C. BLIVIN
                                       -----------------------------------------
                                              David C. Blivin, Manager

                                 EXHIBIT INDEX


         Exhibit
         Number
         ------
         2(a)             Articles of Organization of Southeast Interactive
                            Technology Fund I, LLC*
         2(b)             Not Applicable
         2(c)             Not Applicable
         2(d)             Operating Agreement, dated January 16, 1995, of Southeast
                            Interactive Technology Fund I, LLC*
         2(e)             Not Applicable
         2(f)             Not Applicable
         2(g)(i)          Advisory and Management Agreement, dated June 14, 1995,
                            by and between Southeast Interactive Technology Fund I, LLC and Montrose Venture Partners, LLC *
         2(g)(ii)         Investment Advisory Agreement, dated June 13, 1995,
                            by and between Southeast Interactive Technology Fund I, LLC and Sovereign Advisors, Inc.*
         2(h)             Not Applicable
         2(i)             Not Applicable
         2(j)             Custodian Agreement, dated June 14, 1995, by and between
                            Southeast Interactive Technology Fund I, LLC and
                            First Union National Bank of North Carolina *
         2(k)(i)          Escrow Agreement, dated as of January 16, 1995,
                            by and between Interstate/Johnson Lane Corporation,
                            Southeast Interactive Technology Fund I, LLC
                            and First Union National Bank of North Carolina
                            (the "Escrow Agreement") *
         2(k)(ii)         Amendment to the Escrow Agreement, dated April 24, 1995*
         2(k)(iii)        Stock Purchase Agreement, dated June 15, 1995, by and
                            between Southeast Interactive Technology Fund I, LLC
                            and Virtus Corporation *
         2(k)(iv)         Registration Rights Agreement, dated June 15, 1995, by
                            and between Southeast Interactive Technology Fund I, LLC and
                            Virtus Corporation *
         2(k)(v)          Investment Agreement By and Among Southeast
                            Interactive Technology Fund I, LLC and One Room
                            Systems, Inc.
         2(k)(vi)         Series A Convertible Preferred Stock Purchase
                            Agreement, dated August 30, 1995, by and among
                            NETTECH, INC. and multiple purchasers including
                            Southeast Interactive Technology Fund I, LLC
         2(k)(vii)        Registration Rights Agreement, dated August 30, 1995,
                            by and between NETTECH, INC. and Southeast
                            Interactive Technology Fund I, LLC
         2(k)(viii)       Put and Call Agreement, dated August 30, 1995, by and
                            between NETTECH, INC. and Southeast Interactive
                            Technology Fund I, LLC
         2(k)(ix)         Voting Agreement, dated August 30, 1995, by and
                             between NETTECH, INC. and Southeast Interactive
                             Technology Fund I, LLC
         2(k)(x)          Conditional Stock Purchase Warrant of NETTECH, INC.
                             Issue to Southeast Interactive Technology
                             Fund, LLC on August 30, 1995
         2(k)(xi)         Fixed Rate Convertible Note Due December 15, 1996
                             issued by Wave Interactive Network, Inc. to
                             Southeast Interactive Technology Fund I, LLC
         2(k)(xii)        Warrant to Purchase Common Stock dated December 15,
                             1995, issued by Wave Interactive Network, Inc. to
                             Southeast Interactive Technology Fund I, LLC
         2(l)             Not Applicable
         2(m)             Not Applicable
         2(n)             Not Applicable
         2(o)             Not Applicable
         2(p)             Form of Subscription Agreement and Power of Attorney *
         2(q)             Not Applicable






_________________
  * Previously filed.